                                                                    EXHIBIT 10.7

                                                        EXECUTION COPY
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                    RADIO LOCATION SYSTEM LICENSE AGREEMENT
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THIS RADIO LOCATION SYSTEM LICENSE AGREEMENT (this "License Agreement"), dated this 13th day of July, 1999, is made by and between TELETRAC, INC., a Delaware corporation ("TI") and Teletrac License Inc., a Delaware corporation ("TLI"),
(TI and TLI are collectively referred to herein as "Teletrac"), and ITURAN USA,
INC., a Delaware corporation ("Licensee"). Teletrac and Licensee are sometimes individually referred to as "Party" and collectively as "Parties."

WITNESSETH:

WHEREAS, Teletrac and Ituran have entered into an Asset Purchase and Option
Agreement dated as of June 9, 1999 ("Asset Purchase Agreement"), pursuant to which Teletrac will sell and Ituran will purchase certain assets and properties of Teletrac, including the license granted pursuant to this License Agreement, and Licensee shall assume specified liabilities of Teletrac, on the terms and subject to the conditions set forth in the Asset Purchase Agreement;

WHEREAS, Teletrac owns or possesses rights to proprietary information, technology and software necessary for the operation of a Radio Location System, as defined below;

WHEREAS, Teletrac has agreed to transfer, subject to applicable regulatory approval, to Licensee Teletrac's Spectrum License for operation of a landbased radio location system in the Territory, as defined below; and

WHEREAS, subject to the terms and conditions of this License Agreement and the
Asset Purchase Agreement, and only for purposes within the Territory, Teletrac desires to grant to Licensee an exclusive (except as necessary for Teletrac to continue to service its commercial customers on the Radio Location System in the
New York and Washington D.C. metropolitan areas that Licensee is acquiring pursuant to the Asset Purchase Agreement) nontransfereable (except as permitted by Section 21.6) license to use RLS Licensed Software and RLS Licensed Technical
Information, as such terms are defined below, to construct, maintain, operate and provide support for a Radio Location System in the Territory, and Licensee
desires to acquire such right and licenses.

NOW THEREFORE, in consideration of the foregoing and the mutual premises set forth in this License Agreement, the Parties agree as follows:

1. Definitions.

1.1 "Contract Administrator" shall mean the person designated by each Party as the contact person at such Party for matters, other than engineering matters, concerning the administration of this License Agreement.

1.2 "Contract Technical Coordinator" shall mean the person designated by each
Party as the contact person at such Party for engineering matters related to this License Agreement.

1.3 "Effective Date" shall mean the date on which both Parties have executed and delivered this License Agreement.

1.4 "RLS" shall mean Radio Location System.

1.5 "Radio Location System" shall mean a land-based radio location system that uses the RLS Licensed Software and RLS Licensed Technical Information for
purposes of locating animate or inanimate objects, including people and vehicles, and for ancillary activities such as data messaging.

1.6 "RLS Components" shall mean all components of the Radio Location System in the Territory. In general, the major components are: the RLS Customer
Workstation; the RLS Network Control Center and network; the RLS Transmission
Sites; the RLS Receiver Sites; and the RLS Location Units. Each of these major components, in turn, has a number of constituent parts, all of which are considered "RLS Components" for purposes of this License Agreement.

1.7 "RLS Coverage Area" shall mean the geographic area of designated coverage of the Radio Location System in the Territory.

1.8 "RLS Customer" shall mean a purchaser, renter, lessee or other end user of any RLS Customer Equipment, RLS Customer Maintenance, RLS Customer Services or
RLS Component, that is provided with respect to the Radio Location System in the
Territory.

1.9 "RLS Customer Equipment" shall mean the equipment, including, but not limited to, RLS Location Unit and RLS Customer Basestations, that enables an RLS
Customer to receive RLS Customer Services.

1.10 "RLS Customer Services" shall mean the services provided by means of the
Radio Location System, including, but not limited to radio location and data messaging. RLS Customer Services do not include RLS Customer Maintenance.

1.11 "RLS Customer Workstations" shall mean a workstation installed at an RLS
Customer site that enables an RLS Customer to forward requests for locations to the RLS Network Control Center, that receives location information from the RLS
Network Control Center and displays locations on an RLS Map. The RLS Customer
Workstation consists of hardware and software components.

1.12 "RLS Data Transmission Network" shall mean the data transmission equipment that transports data between RLS Transmission Sites, RLS Receiver Sites and the
RLS Network Control Center.

1.13 "RLS Licensed Software Corrections" shall mean any and all technical, functional, operational or other corrections or modifications to the RLS
Licensed Software that are designated by Teletrac, in its sole discretion, to be minor corrections or modifications. RLS Licensed Software Corrections shall not include any software or other proprietary data that a third party owns and that
Teletrac is not authorized to disclose. RLS Licensed Software Corrections that
Teletrac provides to Licensee during the term of this License Agreement shall be treated as RLS Licensed Software for all purposes under this License Agreement.

1.14 "RLS Licensed Software Upgrades" shall mean any and all technical, functional, operational or other enhancements, improvements, additions, upgrades or modifications to, and new versions of, the RLS Licensed Software other than the RLS Licensed Software Corrections. RLS Licensed Software Upgrades shall not include any software or other proprietary data that a third party owns and that
Teletrac is not authorized to disclose. RLS Licensed Software Upgrades that
Teletrac provides to Licensee during the term of this License Agreement shall be treated as RLS Licensed Software for all purposes under this License Agreement.

1.15 "RLS Licensed Software" shall mean the executable format versions of the operational computer software or firmware programs, or both, that are listed in
Exhibit A to this License Agreement and are commonly referred to by Teletrac as the "SIMON software", as such programs exist and, to the extent applicable, may be sublicensed by Teletrac to Licensee, at the time of delivery in accordance with this License Agreement, and available documentation relating to the use of such software or firmware. The RLS Licensed Software does not include management information software, including, but not limited to, for purposes such as customer activation, billing and accounting, and Licensee will be responsible for supplying any such software. In summary, the RLS Licensed Software programs are the programs designed to perform the following functions for the Radio
Location System:

(1) RLS Customer Workstations Licensed Software. These software programs enable the RLS Customer to send and receive information to and from the RLS Network
Control Center and to display the location date on the RLS Map when such map is provided as part of the RLS Customer Workstation.

(2) RLS Network Control Center Licensed Software. These software programs consist of the following three categories:

(a) Real time operating software that communicates and synchronizes information received from RLS Location Unit radio signals to calculate locations in real time.

(b) Systems support and maintenance software that enables RLS Customers to access a Radio Location System, forwards requests for locations to RLS
Transmission Sites and diagnoses Radio Location System malfunctions.

(c) Database services software that performs customer validation functions, tracks or records use of the Radio Location System and performs message management functions.

(3) RLS Transmission and RLS Receiver Sites Licensed Software. These software programs perform calculations and act as an interface for signals from RLS
Receiver Sites and RLS Transmission Sites and the RLS Data Transmission Network.

1.16 "RLS Location Unit" shall mean a radio transceiver and its antenna that is capable of receiving and sending radio signals. A RLS Location Unit enables a
Radio Location System to locate the object to which such RLS Location Unit is attached.

1.17 "RLS Map" shall mean the digitized map of the RLS Coverage Area that
Licensee will provide and use.

1.18 "RLS Network Control Center" shall mean the master station that serves a
RLS Coverage Area. The RLS Network Control Center consists of a group of networked or interconnected computers, or both, that constitute the information processing hub of the Radio Location System.

1.19 "RLS Receiver Sites" shall mean the receivers that gather RLS Location Unit radio signals. Each RLS Receiver Site consists of equipment and software components that capture and convert transmitter and RLS Location Unit radio signals to a computer usable level, and calculate and transmit to the RLS
Network Control Center information about the signals received.

1.20 "RLS Licensed Technical Information" shall mean the manuals, blue prints and other tangible data listed in Exhibit C to this License Agreement, together with intangible information that is proprietary to Teletrac and that may assist
Licensee to use the information listed in Exhibit B for the purpose of designing, constructing and operating and maintaining the RLS in the Territory.

1.21 "RLS Licensed Technical Information Corrections" shall mean any and all technical, functional, operational or other corrections or modifications to the
RLS Licensed Technical Information that are designated by Teletrac, in its sole discretion, to be minor corrections or modifications to the RLS Licensed
Technical Information, provided that RLS Licensed Software Upgrades and RLS
Licensed Software Corrections are not included in this definition. RLS Licensed
Technical Information corrections shall not include any software or other proprietary data that a third party owns and that Teletrac is not authorized to disclose. RLS Licensed Technical Information Corrections that Teletrac provides to Licensee during the term of this License Agreement shall be treated as RLS
Licensed Technical Information for all purposes under this License Agreement.

1.22 "RLS Licensed Technical Information Upgrades" shall mean any and all technical, functional, operational or other enhancements, improvements, additions, updates or modifications to, and any new versions of, the RLS
Licensed Technical Information other than the RLS Licensed Technical Information
Corrections, provided that RLS Licensed Software Upgrades and RLS Licensed
Software Corrections are not included in this definition. RLS Licensed Technical
Information Upgrades shall not include any software or other proprietary data that a third party owns and that Teletrac is not authorized to disclose. RLS
Licensed Technical Information Upgrades that Teletrac provides to Licensee during the term of this License Agreement shall be treated as RLS Licensed
Technical Information for all purposes under this License Agreement.

1.23 "RLS Transmission Sites" shall mean the sites that receive location requests from the RLS Network Control Center and transmit forward link signals that prompt RLS Location Unit located in the RLS Coverage Area to send a response radio signal to the RLS Receiver Sites.

1.24 "Spectrum License" shall mean the licenses and other authorization issued by the Federal Communications Commission for grandfathered Location and
Monitoring Service ("LMS") Stations located in the Territory for the provision of RLS.

1.25 "Territory" shall mean the New York and Washington, D.C. metropolitan areas and in the event the Miami Option is exercised pursuant to the Asset Purchase
Agreement, the Miami metropolitan area.

1.26 "U.S. CPI" shall mean the Consumer Price Index for Urban Wage Earners and
Clerical Workers published by the U.S. Department of Labor, Bureau of Labor
Statistics, U.S. City Average, "All Items," base year 1982-1984 = 100. If for any reason the U.S. CPI is discontinued or does not exist, "U.S. CPI" shall mean the official or replacement index published by the U.S. Department of Labor,
Bureau of Labor Statistics, or successor or similar governmental agency which is most similar to the U.S. CPI. U.S. CPI dates shall mean the latest published
U.S. CPI.

2. Grant of Rights.

2.1 RLS Licensed Software Executable Format and RLS Licensed Technical
Information. As of the Effective Date, and subject to the terms and conditions of this License Agreement, Teletrac grants to Licensee an exclusive (except as necessary for Teletrac to continue to service its commercial customers on the
Radio Location System in the New York and Washington D.C. metropolitan areas that Licensee is acquiring pursuant to the Asset Purchase Agreement), perpetual, nontransferable (except as permitted by Section 21.6) license to use RLS
Licensed Software in executable format and RLS Licensed Technical Information solely for the purpose of operating, maintaining and providing support for a
Radio Location System in the Territory. Licensee may sublicense to RLS Customers the right to use RLS Customer Workstation Licensed Software only in executable format and only on such RLS Customers' designated computer processing unit(s).
Licensee agrees that neither it nor its employees will use or copy RLS Licensed
Software except as authorized in this License Agreement. Other than the RLS
Customer Workstation Licensed Software in executable format, which Licensee may sublicense to RLS Customers, Licensee may copy the RLS Licensed Software solely for its own use and solely in connection with the performance of its obligations under this License Agreement.

2.2 Registration of Patent and Copyrights. Each Party shall have the right in the Territory to file and prosecute to issuance, at its own expense, applications for letters patent and registrations of copyrights with respect to all or any part of the RLS Licensed Software and RLS Licensed Technical
Information, but in any such event the application or registration shall be in the sole name of Teletrac and Teletrac shall be the sole owner of any such letters patent or copyrights, subject only to the terms of this License
Agreement, provided, however, that before taking any action under this Section
2.2, Licensee shall notify Teletrac of its intention to do so, and Teletrac shall have the right within sixty (60) days after receipt of such notice, at its own expense, to take such action or any other action it deems necessary or which may be lawfully available, in which event Licensee shall not proceed to take the proposed actions set forth in its notice. Each Party will keep the other fully informed of its activities with respect to the filing of patent applications or registration of copyrights hereunder. In the event that the Party taking such action determines not to take necessary measures to maintain any letters patent, patent application, copyright or copyright registration, such Party shall notify the other Party of such determination in writing and, thereafter, the other
Party shall have the right, at its own expense, to take such measures as may be deemed advisable by it to maintain such rights and coverage; provided, however, that the other Party shall not thereafter be obligated to maintain such coverage or rights.

3. Reservation Of Rights. Except as to those certain rights and licenses expressly granted to Licensee under this License Agreement, Teletrac reserves all proprietary rights, title and interest, including all ownership and proprietary rights, in and to the RLS Licensed Software, RLS Licensed Technical
Information and the "Teletrac" trade name, trademark and service mark, including all designs, inventions, patents, copyrights, trademarks, service marks, trade secrets, know-how, techniques, engineering details, enhancements, improvements, addition, upgrades, modifications, derivative works. Licensee acknowledges that no title to the "Teletrac" marks, RLS Licensed Software or RLS Licensed
Technical Information, or any part thereof, has been or will be transferred to
Licensee. Neither Licensee nor any Licensee affiliate will disassemble or recompile any RLS Licensed Software.

4. Consideration.

4.1 Fees. In consideration for the grant of rights to Licensee in this License
Agreement, Licensee will perform the obligations set forth in this License
Agreement and will do the following:

4.1.1 Covenants and Agreements. The consideration for the rights granted to
Licensee pursuant to this License Agreement are the mutual covenants and agreements of Teletrac and Licensee contained herein and in the Asset Purchase
Agreement and Ancillary Agreements (as defined in the Asset Purchase Agreement)
the sufficiency of which is hereby acknowledged.

4.1.2 Location Unit Royalty. In the event that Licensee elects to continue maintenance of the Maintained Assets after the Maintenance Date (as such terms are defined in the Asset Purchase Agreement) pursuant to Article VIII of the
Asset Purchase Agreement, then Licensee shall pay to Teletrac a one time royalty of $6.00 for each RLS Location Unit on the Radio Location System in the New York
metropolitan area or the Washington D.C. metropolitan area (the "Location Unit
Royalty"). The Location Unit Royalty shall be payable at the time the RLS
Location Unit enters service during the 5 year period following the Maintenance
Date.

4.2 Late Payments. Late payments of Location Unit Royalty payments or of any other amounts due under this License Agreement shall be subject to a late payment charge calculated at an annual rate of eighteen percent (18%) commencing on the date such payment or other amount was due and continuing until it has been paid in full. If the amount of such charge exceeds the maximum charge permitted by law, such charge shall be reduced to such maximum.

5. Radio System Location Equipment. Licensee acknowledges that Teletrac does not manufacture or provide any of the equipment that will be needed in order to construct and operate the Radio Location System in the Territory. Teletrac has
advised Licensee that Teletrac currently purchases most RLS Location Units and
RLS Receiver Site equipment for its operations in the United States from Tadiran
Telematics Ltd., a division of Tadiran Ltd., of Holan, Israel ("Tadiran"). The
Parties acknowledge and agree that Licensee is free to purchase RLS Location
Units, RLS Receiver Site equipment, RLS Customer Workstations, RLS Network
Control Center Equipment and any and all other equipment and materials needed in order to construct and operate the Radio Location System in the Territory from any individual or entity that manufactures such equipment in accordance with the technical and other specifications necessary to properly operate the Radio
Location System. Licensee acknowledges and agrees

that Teletrac does not provide any representation or warranty of any kind, express or implied, including, without limitation, any implied warranty of merchantability or fitness for a particular purpose on any equipment or materials obtained by License from any third party, including Tadiran.

6. Term. This License Agreement shall commence on the Effective Date and shall remain in effect until it is terminated in accordance with Section 7 below.

7. Termination. Neither Party shall be in breach of this License Agreement if the License Agreement is terminated under Sections 7.1, 7.3, 7.4 or 7.5 below, and the terminating Party shall not be in breach of this License Agreement if it terminates this License Agreement under Section 7.2 or 7.6 below.

7.1 This License Agreement may be terminated by mutual written agreement.

7.2 If either Party (a) is dissolved or liquidated or otherwise ceases to operate as a going concern or ceases to operate a Radio Location System, and (b)
does not have a successor to its rights and obligations under this License
Agreement (the "Non-operational Party"), then, at any time within ninety (90)
days from the date that the other Party (the "Operational Party") learns of the facts referred to in subsections (a) and (b) above, the Operational Party may elect to terminate this License Agreement upon thirty (30) days' written notice to the Non-operational Party. If Licensee elects to terminate this License
Agreement pursuant to this Section 7.2, then Licensee also may elect to continue to operate the Radio Location System in the Territory pursuant to Section 9.1 below.

7.3 Licensee may elect to cease operation of the Radio Location System in one or more of the areas within the Territory at any time after the Maintenance Date
(as such term is defined in the Asset Purchase Agreement) pursuant to the term of the Asset Purchase Agreement, and to terminate this License Agreement with respect to such area or areas.

7.4 Teletrac may elect to cease its Radio Location System business at any time and to terminate this License Agreement provided that Licensee is allowed to continue to operate its Radio Location System as set forth in Section 9.1.

7.5 Either party may terminate this License Agreement if:

(1) the other Party shall file a voluntary petition pursuant to Chapter 7 of the
United States Bankruptcy Code (the "Bankruptcy Code") or commence any other proceeding for the liquidation of its business under the laws of any state or nation governing insolvencies, liquidation, or other similar matters; or

(2) if a person shall file an involuntary petition against the other Party pursuant to Chapter 7 of the Bankruptcy Code or commence any other proceeding against such other Party for the liquidation of such Party's business and a bankruptcy or other court, tribunal or body having jurisdiction shall, by final order no longer subject to appeal, adjudge such other Party a bankrupt under
Chapter 7 of the Bankruptcy Code or such other law or order the liquidation of the other Party's business; or

(3) if, pursuant to the order which shall become final and no longer subject to appeal of a court having jurisdiction over the other Party, a receiver or trustee, shall be appointed to liquidate the Party's business; or

(4) if the other Party shall, in fact, terminate all or substantially all of its business;

provided, however, that notwithstanding anything in this License Agreement to the contrary, a Party shall not be entitled to terminate this License Agreement
(i) because the other Party shall file or commence, or have filed or commenced against it, any petition or proceeding for a reorganization of its business,
(ii) because the other Party shall transfer to any person its business, assets or operations, provided that the transferee shall agree to be bound by the terms of this License Agreement or (iii) if Teletrac has assumed this Agreement pursuant to the Bankruotcy Approval Order (as defined in the Asset Purchase
Agreement).

7.6 Either Party may terminate this License Agreement by written notice to the defaulting Party if any of the following occurs and the defaulting Party has received written notice of the default and has failed to cure the default during the cure period specified below:

7.6.1 A Party's failure to timely make any payment as required by this License
Agreement, and the failure to cure such default within sixty (60) days of its receipt of written notice of such default during the first two such defaults, or within thirty (30) days of its receipt of written notice of any payment default after the first two events of late payment;

7.6.2 Party's breach of one or more of its material obligations under this
License Agreement, and the breaching Party's failure to cure such breach within sixty (60) days of its receipt of written notice of such breach; or

7.6.3 An attempt to sell, transfer or assign a Party's rights or delegate its duties under this License Agreement in violation of Section 21.6 of this License
Agreement, and the failure to cure such default within sixty (60) days of the defaulting Party's receipt of written notice of such default.

provided, however, notwithstanding the foregoing, if the Parties are arbitrating a dispute in good faith and the cure periods set forth herein have expired, the
License Agreement can not be terminated pursuant to this Section 7.6 until a final arbitration decision has been reached.

8. Restrictions on Business Activities.

8.1 Except for the operation of the Radio Location System in the Territory during the term of this License Agreement, and after the term of this License
Agreement and as specifically set forth in Section 9.1 of this License Agreement and except as set forth in other licenses between the parties hereto and their affiliates, neither Licensee nor any entity that Licensee controls or has the ability to control:

8.1.1 Shall construct or operate or invest in any multi-lateration land based radio location services designed to service the mass consumer or commercial market anywhere in the world, during the term of this License Agreement and for a period of three (3) years after termination of this License Agreement, that is based or derived, in whole or in part, on any confidential or proprietary information of Teletrac, including, without limitation, the RLS
Licensed Software and RLS Licensed Technical Information which is the subject of the Nondisclosure Agreement attached hereto as Exhibit B. For purposes of this
Section 8.1, "radio location service" shall mean any service which, within a defined geographic region that (a) uses time of arrival radio measurements to locate an object and (b) has been designed primarily for the purpose of determining an object's location.

8.1.2 Shall operate, invest in or acquire a direct or indirect ownership interest in any entity that operates a business that competes or will compete, directly or indirectly, with the Radio Location System operated by Licensee in the Territory, for a period of five (5) years after the Maintenance Date (as such term is defined in the Asset Purchase Agreement).

8.2 Teletrac shall not unreasonably withhold its consent to allow entities that have previously provided services to Teletrac, and have entered into confidentiality and nondisclosure agreements with Teletrac which prohibit such entities and their employees from disclosing confidential or proprietary information regarding Teletrac to third parties, to provide services to
Licensee, provided that any confidential or proprietary information of Teletrac received by Licensee from such entities shall be subject to the provisions of the Nondisclosure Agreement attached hereto as Exhibit B to the same extent as if Licensee had received such information directly from Teletrac.

9. Effect of Termination or Cancellation.

9.1 Circumstances Where Operations Continue -- Continued Rights. If, as set
forth in Section 7.2, 7.5 or 7.6.2, Licensee elects to terminate this License
Agreement, or as set forth in Section 7.4, Teletrac elects to terminate this
License Agreement, and Licensee elects to continue to operate the Radio Location
System in the Territory, then, solely for the purpose of such operations in the
Territory, Licensee may continue to use the RLS Licensed Software and RLS
Licensed Technical Information.

9.2 No Damages. Neither Licensee nor Teletrac shall, by reason of the termination or cancellation of this License Agreement in accordance with the terms of this License Agreement, be liable to the other for compensation, reimbursement or any damages, either actual, consequential, incidental, special or punitive, arising out of such termination or cancellation, including, but not limited to, the loss of prospective profits on anticipated sales, or on account of expenditures, investments, leases or commitments in connection with the business or goodwill of Teletrac or Licensee or otherwise anticipated under this
License Agreement.

9.3 Payment Obligations. Termination or cancellation of this License Agreement shall not relieve Licensee of any obligation to pay Teletrac any amounts due and owing to Teletrac under this License Agreement.

9.4 Survival. After the termination or cancellation of this License Agreement by its terms, operation of law or otherwise, all rights, privileges and obligations arising from this License Agreement shall cease to exist; provided, however the confidentiality requirement in Section 16.2, the obligations and limitations in
Sections 3, 4.1 (to the extent amounts are past due), 9, 10.2, 10.3, 10.5, 11,
12, 13.2, 14, 19, 20 and 21, and such other obligations which, from the context hereof, are intended to survive the termination of this Agreement, shall remain in full force and effect.

10. Corrections, Upgrades and Newly Developed Equipment.

10.1 RLS Licensed Software Upgrades and Corrections.

10.1.1 RLS Licensed Software Upgrades. Licensee shall have the right to receive any RLS Licensed Software Upgrades, at no charge, provided that Teletrac shall have no obligation to provide Licensee any RLS Licensed Software Upgrades until such upgrades have been installed on at least twenty-five percent (25%) of
Teletrac's Radio Location System operating in the United States. Licensee acknowledges that Teletrac shall have no obligation to create RLS Licensed
Upgrades or to provide upgrades requested by Licensee.

10.1.2 RLS Licensed Software Corrections. During the term of this License
Agreement, Teletrac agrees that, within sixty (60) days after the release of any
RLS Licensed Software Corrections to at least fifty percent (50%) of Teletrac's
Radio Location System operating in the United States, Teletrac will deliver to
Licensee, at no charge, copies in executable format of such RLS Licensed
Software Corrections. Licensee acknowledges that Teletrac shall have no obligation to create RLS Licensed Software Corrections or to provide corrections requested by Licensee. Teletrac shall deliver all such corrections to Licensee's
Contract Technical Coordinator, together with a list of the corrections that
Teletrac is providing.

10.1.3 RLS Licensed Technical Information Upgrades. Licensee shall have the right to receive any RLS Licensed Technical Information Upgrades at no charge, provided that Teletrac shall have no obligation to provide any RLS Licensed
Technical Information Upgrades until such RLS Technical Modifications have been installed on at least twenty-five percent (25%) of Teletrac's Radio Location
System operating in the United States. Licensee acknowledges that Teletrac shall have no obligation to make RLS Licensed Technical Information Upgrades or to design or implement RLS Licensed Technical Information Upgrades requested by
Licensee.

10.1.4 RLS Licensed Technical Information Corrections. During the term of this
License Agreement Teletrac agrees that, within sixty (60) days after the release of any RLS Licensed Technical Information Corrections to at least fifty percent
(50%) of Teletrac's Radio Location Systems operating in the United States,
Teletrac will deliver to Licensee, at no charge, copies of such RLS Licensed
Technical Information Corrections. Licensee acknowledges that Teletrac shall have no obligation to make RLS Licensed Technical Information Corrections or to design or implement RLS Licensed Technical Information Corrections requested by
Licensee. Teletrac shall deliver all such Corrections to Licensee's Contract
Technical Coordinator, together with a list of the corrections that Teletrac is providing.

10.2 Upgrades and Modifications to the Radio Location System Developed by
Licensee; Newly Developed Equipment.

10.2.1 RLS Licensed Software Other Than RLS Licensed Customer Workstation
Software.

(1) Authority to Make Upgrades. Licensee may make upgrades, improvements, additions, enhancements or modifications to RLS Licensed Software other than the
RLS Licensed

                                       10

Customer Workstation Software ("Licensee Executable Software Upgrades").
Licensee shall notify the Teletrac Technical Coordinator in writing of the
Licensee Executable Software Upgrades within thirty (30) days after License commences work on them. Licensee acknowledges and assumes all risks that
Licensee Executable Software Upgrades may affect the functionality or operation of the RLS Licensed Software or Radio Location System, or both.

(2) Ownership and License of Upgrades. Licensee will be the sole owner of
Licensee Executable Software Upgrades.

(a) Derivative Upgrades. As to those Licensee Executable Software Upgrades that are derived from or include any part the RLS Licensed Software, Licensee hereby grants to Teletrac a world-wide, exclusive (except in the Territory where such license shall be nonexclusive) perpetual, royalty free, license to use, market, distribute, sublicense, reproduce and have reproduced such Licensee Executable
Software Upgrades solely for purposes of land-based radio location systems that locate animate and inanimate objects, including people, and for ancillary activities such as data messaging or voice messages. Such licenses shall not include any portion of the Licensee Executable Software Upgrades that is owned by a third party other than any entity that Licensee controls or has the ability to control, and that Licensee is not authorized to disclose. Licensee shall have no right, either during or after the term of this License Agreement, to sell or disclose to third parties, or to use, other than as part of the Radio Location
System in the Territory, Licensee Executable Software Upgrades that are derived from or include any part of the RLS Licensed Software. Licensee shall have no obligation to deliver Licensee Executable Software Upgrades to Teletrac until test versions of such Upgrades are available.

(b) Stand-alone Upgrades. As to those Licensee Executable Software Upgrades that are neither derived from nor include any part of the RLS Licensed Software,
Licensee hereby grants to Teletrac a worldwide, nonexclusive, perpetual, royalty free, license to use, market, distribute, sublicense, reproduce and have reproduced such Licensee Executable Software Upgrades solely for purposes of land-based radio location systems that locate animate or inanimate objects, including people, and for ancillary activities such as data messaging or voice messages. Such licenses shall not include any portion of the Licensee Executable
Software Upgrades that is owned by a third party other than any entity that
Licensee controls or has the ability to control, and that Licensee is not authorized to disclose. Teletrac shall have no right to sell or disclose stand-alone Licensee Executable Software Upgrades as a product independent from its provision of a radio location service. There shall be no restrictions on
Licensee's rights with respect to Licensee Executable Software Upgrades that do not include and are not derived from any of the RLS Licensed Software. Licensee shall have no obligation to deliver Licensee Executable Software Upgrades to
Teletrac until test versions of such Upgrades are available.

10.2.2 RLS Licensed Technical Information.

(1) Authority to Make Modifications. Licensee may make modifications, upgrades, additions, enhancements and improvements to the RLS Licensed Technical
Information ("Licensee Technical Modifications"). Licensee shall notify the
Teletrac Technical Coordinator in writing of the Licensee Technical
Modifications within thirty (30) days after Licensee commences work on them.
Licensee acknowledges and assumes all risks that Licensee Technical
Modifications

                                       11

may affect the functionality or operation of the RLS Licensed Software or Radio
Location System, or both.

(2) Ownership, and License of Modifications. Licensee will be the sole owner of
Licensee Technical Modifications.

(a) Derivative Upgrades. As to those Licensee Technical Modifications that are derived from or include any part of the RLS Licensed Technical Information,
Licensee hereby grants to Teletrac a world-wide, exclusive (except in the
Territory, where such license shall be nonexclusive), perpetual, royalty free, license to use, market, distribute, sublicense, reproduce and have reproduced such Licensee Technical Modifications solely for purposes of land-based radio location systems that locate animate or inanimate objects, including people, and for ancillary activities such as data messaging or voice messages. Such licenses shall not include any portion of the Licensee Technical Modifications that is owned by a third party other than any entity that Licensee controls or has the ability to control, and that Licensee is not authorized to disclose. Licensee shall have no right, either during or after the term of this License Agreement to sell or disclose to third parties, or to use, other than as part of the Radio
Location System in the Territory, Licensee Technical Modifications that are derived from or include any part of the RLS Licensed Technical Information.
Licensee shall have no obligation to deliver Licensee Technical Modifications to
Teletrac until test versions of such Modifications are available.

(b) Stand-alone Upgrades. As to those Licensee Technical Modifications that are neither derived from nor include any part of the RLS Licensed Technical
Information, Licensee hereby grants to Teletrac a worldwide, nonexclusive, perpetual, royalty free, license to use, market, distribute, sublicense, reproduce and have reproduced such Licensee Technical Modifications solely for purposes of land-based radio location systems that locate animate or inanimate objects, including people, and of ancillary activities such as data messaging or voice messages. Such licenses shall not include any portion of the Licensee
Technical Modifications that is owned by a third party other than any entity that Licensee controls or has the ability to control, and that Licensee is not authorized to disclose. Teletrac shall have no right to sell or disclose stand-alone Licensee Technical Modifications as a product independent from its provision of a radio location service. There shall be no restrictions on
Licensee's rights with respect to Licensee Technical Modifications that do not include and are not derived from any of the RLS Licensed Technical Information.
Licensee shall have no obligation to deliver Licensee Technical Modifications to
Teletrac until test versions of such Modifications are available.

10.2.3 Newly Developed Equipment. If Licensee develops equipment related to the
Radio Location System, Licensee shall not be required to disclose to Teletrac the engineering and manufacturing specifications for the equipment, but Licensee shall within sixty (60) days after the development thereof, notify and provide to the Teletrac Technical Coordinator the performance specification and Radio
Location System interface information for such equipment, and shall offer to
Teletrac the opportunity to purchase such equipment at a reasonable price, which shall be no higher than the lowest price at which Licensee sells such equipment to third parties purchasing similar quantities.

10.3 Delivery, Licensee Assistance Concerning Upgrades and Modifications. As to
all Licensee Workstation Software Upgrades, Licensee Executable Software
Upgrades and Licensee

                                       12

Technical Modifications that Licensee delivers to Teletrac under this Agreement,
Licensee will deliver to Teletrac the software source code and information concerning the source and authorship of delivered material and inventions and copies of all printed or written materials related thereto. Licensee agrees to make its engineering and production personnel reasonably available, at
Teletrac's cost, for consultation with Teletrac at Teletrac's facilities in the
United States of America, or at such other location selected by Teletrac, in order to provide training, advice and assistance with respect to the Licensee
Workstation Software Upgrades, Licensee Executable Software Upgrades and
Licensee Technical Modifications.

10.4 Teletrac Obligations With Respect to Licensee Upgrades and Licensee
Modifications. Licensee's implementation of Upgrades and Modifications authorized under Section 10.2 will not relieve Teletrac of its obligations under this License Agreement. However, the Parties acknowledge and agree that Teletrac will have no obligation to modify the RLS Licensed Software or to modify the training, support and warranty provisions that it is obligated to provide under this License Agreement, to make them compatible with the Licensee Workstation
Software Upgrades, Licensee Executable Software Upgrades or Licensee Technical
Modifications.

10.5 Protection of Licensee Upgrades and Licensee Modifications. Teletrac will cooperate with Licensee in taking such actions as Licensee reasonably requests for the purposes of filing, any where in the world, patent, copyright and other intellectual property registration applications with respect to the Licensee
Workstation Software Upgrades, Licensee Executable Software Upgrades and
Licensee Technical Modifications. Such applications, shall, where applicable, list Licensee as the author, owner or inventor. Nothing in this Section 10.5 shall limit Licensee's right to file or prosecute to issuance any such applications with respect to the Licensee Workstation Software Upgrades,
Licensee Executable Software Upgrades or Licensee Technical Modifications, and
Licensee shall be free to file such applications, provided that (i) Licensee notifies Teletrac in writing of such action prior to the time it is taken and
(ii) any such application by Licensee concerning rights that are derived from, or include any part, of the RLS Licensed Software shall acknowledge and protect
Teletrac's sole ownership of, and such right's derivative use of the RLS
Licensed Software. Teletrac shall have the right, at its expense, but, except as set forth in Section 11.2 below, no obligation, to bring, defend and maintain any appropriate suit, action or proceeding involving the infringement or misappropriation of the Licensee Workstation Software Upgrades, Licensee
Executable Software Upgrades or Licensee Technical Modifications. If Teletrac
finds it necessary to join Licensee in such suit, action or proceeding, Licensee shall execute all papers and perform such other acts as may reasonably be required and may, at its option and expense, be represented by counsel of its choice. Should Teletrac lack standing to bring any such suit, action or proceeding, then Licensee, at the request of Teletrac, shall do so, or, at
Teletrac's request, Licensee shall assign such rights and interest to Teletrac as will enable Teletrac to gain such standing.

11. Teletrac Indemnity; Infringement Claims.

11.1 Indemnity. Subject to Sections 13.2 and 14 below, Teletrac will defend, indemnify and hold harmless Licensee, and its directors, officers, employees and agents, from and against any and all claims, demands, liabilities, actions, suits, proceedings (including reasonable attorneys' fees) resulting from a breach of representations, warranties, agreements or covenants of Teletrac

                                       13

contained herein or asserted by a third party arising out of or relating to
Teletrac's performance under or breach of this License Agreement, and Teletrac agrees to undertake the cost of defending the same, and will pay resulting costs and damages finally awarded, provided that in the case of a third party claim:

(1) Licensee promptly notifies Teletrac of the claim;

(2) Licensee cooperates with Teletrac in the defense, provided that Teletrac reimburses Licensee for its reasonable out-of-pocket expenses (including reasonable outside counsel legal fees) associated with such cooperation; and

(3) Teletrac has sole control of the defense and all related settlement negotiations, using counsel reasonably satisfactory to Licensee.

11.2 Teletrac's Obligations Regarding Infringement Claims.

11.2.1 Representations and Warranties; Licensee Due Diligence. Teletrac
represents and warrants to Licensee that (i) it has the power and authority to grant the RLS Licensed Software and RLS Licensed Technical Information to
Licensee or its permitted assigns, (ii) as of the Effective Date it has not been notified of any claim that Teletrac's use of the RLS Licensed Software in the
United States violates the legally protected trade secret, proprietary right or other interest of a third party, or infringes a patent, copyright or other intellectual property right of a third party (a "Third Party Infringement
Claim"), (iii) that, on or before June 30, 1999, the RLS Licensed Software shall, with normal use and service and assuming full operational functionality of the RLS Licensed Software, record, store, process, and present calendar dates falling on or after January 1, 2000, in the same manner and with the same functionality as the RLS Licensed Software records, stores, processes, and presents calendar dates as December 31, 1999, that the RLS Licensed Software shall not become defective or otherwise fail functionally with respect to the creation, recording, storage, processing, generation, application, or use of records containing dates occurring on or after January, 1, 2000. Teletrac strongly encourages Licensee to conduct patent and copyright searches, and other appropriate due diligence, in the Territory to ensure that Licensee's use of the
RLS Licensed Software in the Territory will not result in a Third Party
Infringement Claim, prior to investing any substantial funds in the construction of the Radio Location System in the Territory. Licensee acknowledges and agrees that it is assuming all risk and liability that a Third Party Infringement Claim may result from Licensee's use of the RLS Licensed Software in the Territory.

11.2.2 Third Party Infringement Claims. If a Third Party infringement Claim occurs in the Territory with respect to one or more elements of the RLS Licensed
Software, or in Teletrac's opinion is likely to occur, Teletrac will use reasonable commercial efforts, at its option and expense, either to challenge such Third Party Infringement Claim or otherwise procure for Licensee the right to continue to use, maintain and provide support for the Radio Location System, or to replace or modify the alleged infringing element so that such element becomes non-infringing, provided that such replacement or modification does not materially affect performance of the Radio Location System. If Teletrac has spent, or anticipates that it will be required to spend, more than U.S. $25,000 for such efforts, then Teletrac may give Licensee a ninety (90) day option to pursue such efforts on its own and at its own expense. If Licensee

                                       14

elects to pursue such efforts on its own, then Licensee may deduct from (i) the
Location Unit Royalty payments due to Teletrac in the future or (ii) any amounts due and owing to Teletrac pursuant to the Asset Purchase Agreement, the reasonable expenses Licensee has incurred in obtaining noninfringing elements, up to a maximum amount of U.S. $250,000. If Licensee has not elected to pursue such efforts on its own within such ninety (90) day option period, then Licensee must notify Teletrac in writing either (i) that this License Agreement shall continue in full force and effect without regard to such Third Party
Infringement Claim and without any reduction in either the Location Unit Royalty payment or any amounts due and owing to Teletrac pursuant to the Asset Purchase
Agreement, or (ii) that Licensee elects to terminate this License Agreement due to such Third Party Infringement Claim, which shall be deemed to be a termination under Section 7.1. If the use of any RLS Licensed Software is
enjoined and the foregoing remedies cannot reasonably be accomplished, or if
Licensee elects to continue this License Agreement but fails to procure the right to use the infringing element or to replace or modify the infringing element so that it becomes noninfringing, then Teletrac may require the return of the infringing RLS Licensed Software, and Licensee's right to use such RLS
Licensed Software shall thereupon terminate. In no event shall Teletrac have any obligation to repay or refund any amounts previously paid to it by Licensee.

11.2.3 Limitation on Teletrac's Obligations. Teletrac shall have no obligation, and Licensee shall have no rights, under Section 11.2.2 if the Third Party
Infringement Claim: (a) could have been avoided by Licensee's use of the most current, unaltered release of RLS Licensed Software; (b) resulted, in whole or in part, from a modification to the Radio Location System made or owned by
Licensee or by one or more of its affiliates; (c) resulted, in whole or in part, from Licensee's use, sale or modification, enhancement or improvement of RLS
Location Units, RLS Customer Workstations, RLS Network Control Center or any
equipment, software or other items not obtained from Teletrac; (d) resulted, in whole or in part, from Licensee's combination of the RLS Licensed Software with any other software, equipment or technology, (e) resulted, in whole or in part, from Licensee's Workstation Software Upgrades, Licensee Executable Software
Upgrades or Licensee Technical Information Upgrades; or (f) resulted, in whole or in part, from Licensee's breach of its obligations under this Licensed
Agreement.

11.2.4 Sole Remedy for Infringement Claims. The foregoing states the entire obligation of Teletrac, and the sole remedies of Licensee, with respect to infringement of patents, copyrights, trade secrets and other proprietary rights or interests.

12. Licensee Indemnity. Licensee shall defend, indemnify and hold harmless
Teletrac, and its directors, officers, employees and agents from and against any and all claims, demands, liabilities, actions, suits, proceedings or expenses
(including reasonable attorney's fees) asserted by a third party: (a) arising out of or relating to the Licensee Workstation Software Upgrades, Licensee
Executable Software Upgrades or Licensee Technical Modifications, the RLS
Location Units, RLS Customer Workstations, RLS Network Control Center or any
equipment, software or other items not obtained from Teletrac, or any combination thereof, or (b) arising out of or relating to Licensee's performance under or breach of this License Agreement, and Licensee agrees to undertake the cost of defending the same, and will pay resulting costs and damages finally awarded, provided that:

(1) Teletrac promptly notifies Licensee of the claim;

                                       15

(2) Teletrac cooperates with Licensee in the defense, provided that Licensee reimburses Teletrac for its reasonable out-of-pocket expenses (including reasonable outside counsel's legal fees) associated with such cooperation; and

(3) Licensee has sole control of the defense and all related settlement negotiations, using counsel reasonably satisfactory to Teletrac.

13. Teletrac Representations and Disclaimer.

13.1 Exhibits. Teletrac represents that to the best of its knowledge the RLS
Licensed Software listed on Exhibit A to this License Agreement is all of the
RLS Licensed Software that has been released to at least fifty percent (50%) of
Teletrac's U.S. Radio Location Systems as of the date of this License Agreement.
If Teletrac has omitted any such software or information, upon discovery of such omissions, it will amend Exhibit A and deliver such software or information to
Licensee.

13.2 NO WARRANTY. EXCEPT AS PROVIDED IN SECTION 11.2.1, TELETRAC MAKES
ABSOLUTELY NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE RLS LICENSED
SOFTWARE. BY WAY OF EXAMPLE, BUT NOT OF LIMITATION, TELETRAC MAKES NO WARRANTY
OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR WARRANTY THAT THE RLS
LICENSED SOFTWARE ITS SALE OR USE WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADE
SECRET, TRADEMARK, SERVICE MARK OR OTHER PROPRIETARY RIGHT.

14. LIMITATION OF LIABILITY. OTHER THAN WITH RESPECT TO CLAIMS FOR WHICH THE
PARTIES MAY BE OBLIGATED TO INDEMNIFY EACH OTHER AS SET FORTH IN SECTIONS 11 AND
12 ABOVE, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY DAMAGES
OR FOR ANY LOST REVENUES, LOST PROFITS, OR OTHER, INDIRECT, SPECIAL, INCIDENTAL,
CONSEQUENTIAL OR PUNITIVE DAMAGES CAUSED, IN WHOLE OR IN PART, BY THE RLS
LICENSED SOFTWARE, OR OTHERWISE ARISING OUT OF OR RELATING TO THIS LICENSE
AGREEMENT. NOTHING IN THIS SECTION 14 SHALL RELIEVE LICENSEE OF ANY OBLIGATION
TO PAY TO TELETRAC AMOUNTS DUE AND OWING UNDER SECTION 4 AND DEVELOPMENT,
TRAINING AND SUPPORT CHARGES UNDER SECTION 15.4.

15. Obligations and Responsibilities of Teletrac. Teletrac will have the following obligations and responsibilities in addition to those specified elsewhere in this License Agreement:

15.1 Compliance With Laws, Enforceability. Teletrac represents, warrants, covenants and agrees with and to Licensee that, during the term of this License
Agreement (and thereafter with respect to those provisions which survive the termination of this License Agreement), this License Agreement, and all agreements executed and delivered in connection herewith, and the performance by both Parties of their respective obligations and duties under this Agreement and such other agreements, will not violate any law, rule or regulation in effect in the Territory. Teletrac further represents, warrants, covenants and agrees with and to Licensee that, during the term of this License Agreement (and thereafter with respect to those provisions which survive the termination of this License
Agreement), all of the provisions of this License Agreement are

                                       16

fully enforceable under the laws in effect in the Territory and that each party can fully and completely enforce the obligations, covenants, agreements and restrictions of the other Party under this License Agreement.

15.2 Delivery of RLS Licensed Software. Teletrac will deliver the components of the RLS Licensed Software to Licensee, as and when needed by Licensee within thirty (30) days after receiving a written request therefor from Licensee.
Notwithstanding anything to the contrary in this License Agreement, all deliveries of RLS Licensed Software shall be subject to Teletrac's receipt of all necessary export licenses (to the extent such software is required to be exported) and all required consents from third parties with proprietary rights in such software, which Teletrac shall use reasonable efforts to acquire. If there are delays in obtaining any such licenses or consents, Teletrac will make partial deliveries of RLS Licensed Software, in accordance with the terms and conditions of this License Agreement, to the extent feasible.

15.3 Delivery of RLS Licensed Technical Information. Teletrac will deliver the
RLS Licensed Technical Information to Licensee, as applicable, during the training sessions available pursuant to Section 15.4 below. Notwithstanding anything to the contrary in this License Agreement, all deliveries of RLS
Licensed-Technical Information shall be subject to Teletrac's receipt of all necessary export licenses and all required consents from third parties with proprietary rights in such information, which Teletrac shall use reasonable efforts to acquire. If there are delays in obtaining any such licenses or consents, Teletrac will make partial deliveries of RLS Licensed Technical
Information, in accordance with the terms and conditions of this License
Agreement, to the extent feasible.

15.4 Training and Support. In addition to Teletrac's obligations pursuant to the
Maintenance and Service Agreement dated the date hereof between Teletrac and
Licensee, Teletrac shall provide 50 hours of training and support to Licensee as set forth in this Section 15.4. Licensee acknowledges and agrees that Teletrac shall have an obligation to provide only the 50 hours of training and support for Licensee and that any additional training or support shall be provided at
Teletrac's sole discretion, subject in all cases to the availability of sufficient qualified personnel of Teletrac to provide such services to Licensee.
Notwithstanding any training or support provided to Licensee hereunder, Teletrac shall have no responsibility or liability for the design, construction, operation or maintenance of the Radio Location System.

15.4.1 Training. Licensee may request that Teletrac provide, at Licensee's cost following the first 50 hours of training and support, the training courses set forth below. The scope and subject matter to be covered by each training course shall be determined by the mutual agreement of the parties at least thirty (30)
days in advance of the scheduled date for the training course. All training courses shall be conducted in English at Teletrac's facilities, or at such other location within the United States as Teletrac may specify.

15.4.1.1 The training courses available to Licensee shall be:

(1) Technician Training Courses;

(2) Master Control Center Operator Training Course;

(3) RLS Customer Support Training Course; and

                                       17

(4) RLS Customer Service Training Course.

15.4.1.2 Licensee shall provide Teletrac with at least ninety (90) days advance notice of a requested date for a training course. If Teletrac is not able to provide the training course, then Teletrac shall so notify Licensee.

15.4.1.3 At Licensee's request, Teletrac will prepare a non-binding estimate of the cost for a particular training course each time it is to be provided.

15.4.1.4 Teletrac will bill Licensee monthly for the costs that Teletrac incurs in preparing and providing each training course, each time it is provided. Such costs shall include all of the out-of-pocket costs and expenses that Teletrac incurs in preparing and providing such course, plus a rate of U.S. $125.00 per person hour for time Teletrac employees or consultants spend preparing and providing such course. Such rate shall be adjusted annually after the first year of this Agreement to reflect percentage changes in the U.S. CPI during the preceding year.

15.4.1.5 Licensee shall be responsible for all travel arrangements, including obtaining all visas that may be required, and shall pay all travel costs and expenses, including transportation, meals, lodging and any per diem pay and other salary and benefits arrangements, for Licensee's personnel in connection with the training courses provided under this Section 15.4. As to training courses provided at Teletrac facilities, Licensee acknowledges that its employees participating in such training are not employees of Teletrac, and
Licensee will obtain such insurance coverage as Teletrac may reasonably request for such Licensee employees, including, but not limited to, workers'
compensation insurance. Licensee shall provide Teletrac with a certificate of such insurance that names Teletrac as an additional insured.

15.4.2 Telephone Support. Licensee may request that Teletrac provide, at
Licensee's cost, telephone support to Licensee. Licensee shall pay for such telephone support at a rate of U.S. $125.00 per person hour, with such rate to be adjusted annually after the first year of this Agreement to reflect percentage changes in the U.S. CPI during the preceding year. In addition,
Licensee shall be responsible for placing and paying for all telephone calls made in connection with telephone support to be provided under this Section.

15.4.3 Payments for Training and Support. Teletrac will bill Licensee monthly for training and support provided under this Section 15.4, and Licensee's payments will be due and payable in U.S. dollars within thirty (30) days of receipt of the invoice. In the event Teletrac pays overtime pay to its personnel providing such training and support, Licensee's charges for such training and support shall be increased accordingly.

16. Obligations and Responsibilities of Licensee. Licensee will have the following obligations and responsibilities in addition to those specified elsewhere in this License Agreement.

16.1 Compliance With Laws, Enforceability. Licensee represents, warrants, covenants and agrees with and to Teletrac that, during the term of this License
Agreement (and thereafter with respect to those provisions which survive the termination of this License Agreement), this License Agreement, and all agreements executed and delivered in connection herewith, and the performance by both Parties of their respective obligations and duties under this Agreement and such other agreements, will not violate any law, rule or regulation in effect in the Territory.

                                       18

Licensee further represents, warrants, covenants and agrees with and to Teletrac that, during the term of this License Agreement (and thereafter with respect to those provisions which survive the termination of this License Agreement), all of the provisions of this License Agreement are fully enforceable under the laws in effect in the Territory and that each party can fully and completely enforce the obligations, covenants, agreements and restrictions of the other Party under this License Agreement.

16.2 Confidentiality and Proprietary Protection.

16.2.1 Confidentiality and Nondisclosure Agreement. Teletrac and Licensee shall execute and deliver, as part of this License Agreement, the Nondisclosure
Agreement that is attached as Exhibit B and incorporated by reference in this
License Agreement.

16.2.2 Proprietary Rights Reserved. It is expressly agreed that title to the RLS
Licensed Software does not pass to Licensee. This reservation of proprietary rights survives any termination of this License Agreement

16.2.3 Copyright and Patent Registration and Notices. Licensee agrees not to remove from view any copyright, trademark, confidentiality or other proprietary notice, mark, or legend appearing on any of the RLS Licensed Software, on output generated by such software and agrees to reproduce and include the same on each copy of the RLS Licensed Software.

16.3 Insurance. Licensee agrees that at all times during the term of this
License Agreement it will maintain property and liability insurance in an amount adequate to cover the value of and risks associated with the Radio Location
System in the Territory.

16.4 Teletrac Marks. The rights and licenses granted under this License
Agreement do not constitute a grant of any right or license to use Teletrac's marks, including but not limited to the "Teletrac" trade name, trademark and service mark. Licensee and Licensee's affiliates are estopped from challenging the validity of the Teletrac mark or from setting up any claim adverse to
Teletrac with respect to the Teletrac mark, and any good will arising with respect to such mark in the Territory shall inure solely to the benefit of
Teletrac.

16.5 Other Marks. Other than as set forth in Section 16.4 above, Licensee shall be the sole owner of valid marks that Licensee uses to identify the Radio
Location System, or any part thereof.

16.6 Infringement by Others. Licensee agrees to inform Teletrac promptly of any possible infringement of the RLS Licensed Software that comes to the attention of Licensee. If Teletrac decides to take action against any such possible infringement or act of unfair competition, Licensee agrees to assist Teletrac, in whatever manner Teletrac may direct, and, provided that neither Licensee nor one or more of its affiliates is, in whole or part, responsible, directly or indirectly, for such infringement, at the expense of Teletrac.

16.7 Restriction Regarding Reverse-Engineering. Licensee agrees that it will not derive or attempt to derive the source code or structure of all or any portion of the RLS Licensed Software by reverse engineering, disassembly, decompilation, or any other means, and that it will not decompile, disassemble, reverse engineer, port, translate, modify, copy, transfer, make derivative

                                       19

works of, or otherwise use the RLS Licensed Software, except as expressly authorized by this License Agreement,

17. Relationship of the Parties. The relationship of the parties established by this License Agreement shall be that of independent contractors. Nothing in this
License Agreement shall be construed to create an agency, partnership, joint venture or employment relationship between Licensee and Teletrac, nor to make
Licensee the agent of Teletrac, or Teletrac the agent of Licensee, for any purpose. Neither party is granted authority by the other to undertake commitments, transact business, create or assume any obligation (express or implied) or otherwise act (or represent that it can act) in the other's name or on the other's behalf.

18. Force Majeure. If the performance of either Party required by this License
Agreement (other than payment of amounts due under this License Agreement) is prevented, restricted or delayed by fire, other casualty or accident, war or violence or serious threat of the same, arrest or restraint of government, requisition of vessel or aircraft, explosion, governmental request, guidance, order or regulation, or any other circumstance beyond the reasonable control of the Party and without such Party's fault or negligence, the affected Party, upon giving due notice to the other Party, shall be excused from such performance, but only to the extent directly attributable to the circumstance and the excused party shall not be liable for loss or damage or failure of or delay in such performance.

19. Governing Law. This License Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the choice of law principles thereof.

20. Dispute Resolution.

20.1 Good Faith and Fair Dealing. The parties intend to carry out the provisions of this License Agreement in accordance with principles of good faith and fair dealing and to respect and observe the spirit as well as the letter of this
License Agreement. The parties shall exercise their best efforts to settle between themselves in an amicable way any dispute which may arise out of or in connection with this License Agreement.

20.2 Arbitration. Except as set forth in Section 20.3 below, any controversy or claim arising out of or relating to this License Agreement, or the breach, termination or invalidity thereof, shall be settled by arbitration in accordance with the rules and regulations of the American Arbitration Association for resolving commercial disputes, as modified by this Section 20.2. The number of arbitrators shall be three (3). The place of arbitration shall be New York, New
York and the arbitration shall be conducted in English. The arbitrators shall be bound by stare decises, and the arbitral award shall be final and binding, shall be rendered in writing and shall state the reasons for the award. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The costs of arbitration, including the cost of legal counsel, shall be awarded in the discretion of the arbitrators. The arbitrators shall have the ability to grant all relief available at law and in equity, to the extent permitted under this License Agreement.

20.3 Legal Proceedings. Either Party may elect to initiate litigation, rather than arbitration, but only with respect to claims for nonpayment of the Location
Unit Royalty payment; or for specific performance or injunctive relief to enforce the terms of this Agreement or prevent a

                                       20

breach thereof. In particular, Licensee acknowledges that its failure to comply with the provisions of this License Agreement concerning use of the RLS Licensed
Software or Teletrac's trade names, trademarks or service marks will result in immediate and irreparable harm to Teletrac for which there is no adequate remedy at law. Teletrac shall be entitled to bring an action or proceeding for specific performance, injunctive relief, declaratory relief or other equitable relief to compel Licensee to cease and desist all unauthorized use of the RLS Licensed
Software or any trade name, trademark or service mark of Teletrac, to require
Licensee to perform its obligations with respect to such software, technology and marks, and to obtain such other relief as may be necessary and proper.
Neither party shall be required to post a bond in connection with any such proceeding. The Parties' consent to the nonexclusive venue and jurisdiction of the state and federal courts serving New York, New York in any legal proceeding commenced pursuant to this License Agreement.

21. General.

21.1 Designation of Contract Administrators and Contract Technical Coordinators.
Each party shall designate a Contract Administrator and Contract Technical
Coordinator within ten (10) business days of the Effective Date. If a Party fails to make such designation, then that Party's Contract Administrator and
Technical Coordinator shall be the person designated by such Party in Section
21.2 below, or such other person as either Party may notify to the other from time to time.

21.2 Notices. All notices under this License Agreement shall be in writing and may be given by delivering the same by hand, or by sending the same by an overnight courier that maintains verification of delivery, or by facsimile, to the relevant person and address set out below or such other person and address as either Party may notify to the other from time to time. Any such notice given as set forth above shall be deemed to have been given or received at the time of delivery (if delivered by hand) and upon verified receipt (if sent by post, facsimile or overnight courier). In the case of facsimile, the transmission report shall constitute the verified receipt. Each Party may, at any time, change the persons or address to which its notices are to be sent by notifying the other Party of such change in accordance with this Section 21.2.

Teletrac                                   Licensee
--------                                   --------

Teletrac, Inc.                             Ituran USA, Inc.
Teletrac License, Inc.                     c/o Ituran Location and Control Ltd.
3220 Executive Ridge Drive                 P.O. Box 11473
Vista, CA                                  Azour, Israel
(760) 597-0500 (Tel)                       011-972-3-751-2061 (Fax)
(760) 597-9906 (Fax)
                                           Attn:  Eyal Sheratzky
Attn:  General Counsel

21.3 English Language. All communications, notices and records required to be kept under and materials provided pursuant to this License Agreement shall be in
English.

                                       21

21.4 No Publicity. Except as required by law and except in connection with any proceedings commenced by Teletrac pursuant to the Bankruptcy Code, each Party agrees not to disclose the contents of this License Agreement to anyone other than its employees and affiliates with a need to know, without the prior written consent of the other Party. Consistent with the requirements of law and any legal process, neither Party will issue any press or news release, make any public disclosure with respect to the substance of this License Agreement or the relationship of the Parties, or make any such general disclosure to either
Party's customers, or potential customers, without the prior written approval of the other Party.

Notwithstanding the foregoing, if either Party is required, by any law or regulation to which such Party is subject, to make any public disclosure regarding this License Agreement, and it is impracticable to obtain written approval of the other Party prior to making such disclosure, the Party may make such disclosure without the other Party's approval, provided that the other
Party is provided with a copy of the news or press release or other disclosure prior to or concurrently with the public disclosure of such information.

21.5 Scope and Amendment of License Agreement. The parties acknowledge that each has read this License Agreement, understands it and agrees to be bound by its terms. This License Agreement may be amended only by a subsequent writing that specifically refers to this License Agreement and that is signed by each of the
Parties, and no other act, document, usage or custom shall be deemed to amend this License Agreement.

21.6 Assignment. None of the Parties may assign or delegate any of its rights, duties or obligations under this License Agreement in whole or in part without the other Party's written consent. Any attempt by a Party to assign or delegate any rights, duties or obligations which arise under this License Agreement, without the other Party's written consent, shall be void. Teletrac may, however, upon notice to Licensee, assign or delegate, or both, its rights, duties and obligations under this License Agreement to an entity: (a) that Teletrac controls or has the ability to control, or that controls or has the ability to control Teletrac and that receives and assumes all of Teletrac's rights and obligations under this License Agreement; or (b) that has purchased all or substantially all of the assets of Teletrac utilized in connection with its
Radio Location Systems, and receives and assumes all of Teletrac's rights and obligations under this License Agreement, provided that, in either case, the same entity provides engineering support to Radio Location Systems located in the United States, and also will be available to provide to Licensee the engineering support that Teletrac is required to provide under this License
Agreement. Notwithstanding the foregoing, Licensee may sublicense its rights hereunder to one or more entities (a "Sublicensee") for the purpose of permitting the Sublicensee to operate a Radio Location System hereunder within the Territory, provided that (i) the Sublicensee is an entity organized and existing under the laws of, and authorized to operate a Radio Location System under a Spectrum License in the United States, (ii) the Sublicensee shall agree in writing to comply with all of the terms and conditions of this License
Agreement and that Teletrac shall have the right to enforce its rights hereunder directly against the Sublicensee as if the Sublicensee was the licensee hereunder and (iii) Licensee shall guarantee all obligations of Sublicensee.
Notwithstanding the foregoing, any assignment by Licensee to any Sublicensee shall not relieve Buyer of any of its obligations hereunder.

                                       22

21.7 Binding Effect. This License Agreement shall be binding on and inure to the benefit of the respective successors and permitted assigns of the parties.

21.8 Authority. Each of the respective persons executing this License Agreement hereby covenants and warrants that such person has full legal power, right and authority to bind the entity on whose behalf such person is signing to each and every term and provision herein.

21.9 Severability. If any provision of this License Agreement shall be held illegal or invalid by any court, this License Agreement shall be construed and enforced as if such illegal or invalid provision had not been contained herein and this License Agreement shall be deemed an agreement of the Parties to the full extent permitted by law. If any provision shall be declared invalid or unenforceable because of its breadth, scope or duration, such provision shall be deemed modified to the extent necessary to make it valid and enforceable and shall remain in full force and effect as so modified, or if not so modified, shall be severable from the rest of this License Agreement.

21.10 Headings. All headings are for reference only and shall not be considered in construing this License Agreement.

21.11 Expenses of Litigation. In case of litigation arising out of or in connection with this License Agreement, the substantially prevailing Party shall be entitled to recover its reasonable attorneys' fees, costs and expenses from the other Party. In case of arbitration or Neutral Accountant proceedings, such fees, costs and expenses shall be recovered as set forth in Section 20.2 above.

21.12 Waiver. The failure of either Party at any time to require performance by the other Party of any provision hereof shall in no way affect the full right to require such performance at any time thereafter. Nor shall the waiver by either party of a breach of any provision hereof be a waiver of any succeeding breach of the same or any other such provisions or be a waiver of the provision itself

21.13 Entire Agreement. This License Agreement together with its Exhibits and the Nondisclosure Agreements constitute the entire agreement of the parties with respect to the license of the RLS Licensed Software to Licensee and supersede any and all prior negotiations, correspondence, understandings and agreements between the parties respecting the subject matter of this License Agreement, and the full understanding of the Parties is embraced herein.

21.14  Exhibits.  The following exhibits are a part of this License Agreement:

Exhibit A - List of RLS Licensed Software
Exhibit B - Nondisclosure Agreement
Exhibit C - RLS Licensed Technical Information

21.15 Construction of Agreement. This License Agreement has been negotiated by the Parties and their respective attorneys and the language of this Agreement shall not be construed for or against either party.

                                       23

21.16 Counterparts. This License Agreement may be executed in counterparts, each of which shall be an original as against any Party whose signature appears on such counterpart and all of which together shall constitute one and the same instrument.

                                       24

IN WITNESS WHEREOF, the Parties executed and delivered this License Agreement as of the day and year first above written.

TELETRAC, INC.

By: /s/ Steven D. Scheiwe
    -----------------------------------
Print Name  Steven D. Scheiwe
Title  Secretary
Date:  7/12/99

TELETRAC LICENSE, INC.

By: /s/ Steven D. Scheiwe
    -----------------------------------
Print Name  Steven D. Scheiwe
Title  Secretary
Date:  7/12/99

ITURAN USA, INC.

By: /s/ Easi Sheratzki
    -----------------------------------
Print Name  Easi Sheratzki
Title  President
Date:  12/7/99

                                       25

EXHIBIT A

RLS LICENSED SOFTWARE



Component            O/S         Purpose
---------            ---         -------

RXIF                 QNX4        Interface to Tadiran Receiver sites
TXIF                 QNX4        Interface to transmit sites using Simulcast Paging
                                 Controller
SOLVR                QNX4        Multilateration position determination
ITH                  QNX4        Inbound transmission handler
RMGR                 QNX4        Request Manager for user service requests
TP                   QNX4        Transaction Processor to capture transaction data for billing
CAM                  QNX4        Customer Access Monitor for FD3.x access lines
SCHED                QNX4        Transmission Scheduler for Simulcast Paging System
ASMGR                QNX4        Process messages initiated from mobile units
CAL                  QNX4        Calibrate receiver site timing
SF                   QNX4        Message store and forward services
Traccess             QNX4        Dial in access for FD3.x protocol
TraccessII           QNX4        TCP/IP Access for FDEE protocol
Mqueue               QNX4        Message queuing between QNX tasks on same LAN
QWIS                 QNX4        Message queuing between QNX tasks on same WAN
SMC Server           QNX4        Network management server
SMC Workstation      NT4         Network management workstation
DBClient             QNX4        Route database queries from QNX to WINDOWS NT
Eventlogger          QNX4        Performance analysis database capture
Eventlogger          NT4         ODBC Interface to MS-SQL Server for Eventlogger
WDBServer            NT4         ODBC Interface to MS-SQL Server for DBCLIENT
CAB                  NT4         Customer Access Bridge
CDPDMgr*             NT4         CDPD Network Interface
CustomerDB           SQL         Customer database schema
EventLogStat         SQL         Eventlogger statistical database schema
SimonClient          W95         Data entry for MS-SQL Server
Pasmdb               W95         Performance analysis user interface (MSACCESS)
EMSDatabase          SQL         Critical Event database schema
EMSAgent             NT4         Notify operators of events
EMSlncipient         NT4         Episode generator
EMSScheduler         NT4         Schedule events to operator
EMSVerifier          NT4         Customer Verification
EMSUser/GUI          W95         Operator Graphical User Interface
Services
Wintrak              W95         Episode location workstation


* This component is required only for CDPD network access.

                                       26

EXHIBIT B

NONDISCLOSURE AGREEMENT

between

ITURAN USA, INC.

and

TELETRAC, INC.

THIS NONDISCLOSURE AGREEMENT ("Agreement") is entered into between Ituran USA,
Inc., a Delaware corporation ("Ituran"), and Teletrac, Inc., a Delaware corporation ("Teletrac"). This Agreement shall be effective on the Effective
Date of the License Agreement, as defined in Paragraph 1 below.

NOW, THEREFORE, it is hereby agreed as follows:

1. In connection with the exercise and implementation of those rights and obligations set forth in that certain Radio Location System License Agreement between Ituran and Teletrac, dated July 13, 1999 (the "License Agreement"), which License Agreement pertains to the (i) licensing of certain software and technical information to Ituran and (ii) development of a radio location system in a certain geographic area described therein (hereinafter the "Project"), each party may disclose to the other certain confidential or proprietary information
(hereinafter "Information") which may include, but is not limited to, (1) trade secrets, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blue prints, diagrams, flow charts data computer programs, and other technical information; (2) certain information and analyses concerning the relevant marketplaces; (3) certain operations, data including internal marketing, sales information, customer services, engineering and support services, financial data (including revenues, overhead expenses, profitability, and other like financial information); and (4) certain information regarding future product and technology plans as well as market development plans and vendor information. Information shall include the items in
(1) through (4) that are provided by or are regarding the disclosing company, its present or future divisions, parents, subsidiaries, and/or affiliates.

2. With respect to Information to be disclosed in either oral or written form pursuant to this Agreement or already disclosed in anticipation of this
Agreement, the recipient shall:

a. hold such Information in confidence, using the same degree of care the recipient uses for its own information of the same materiality;

b. restrict disclosure of the Information solely to those of its employees and employees of its present or future divisions, parents, subsidiaries, and affiliates (hereinafter "employees") with a need to know, solely to advance the
Project, and not disclose it to any other third persons;

                                       27

c. advise those employees of their binding obligations with respect to such
Information and take such measures to protect the confidentiality of such
Information as is commensurate with recipient's liability with regard to the same; and

d. use the Information only as needed to advance the Project, except as may otherwise be mutually agreed upon in writing, and in particular, will not employ the Information in competition with the disclosing party nor will it use it in any unlawful manner.

3. As part of recipient's obligations under Paragraph 2.c. above, (i) recipient shall ensure that each of its employees, directly or indirectly involved in the
Project, executes a written nondisclosure agreement with recipient (in the form attached hereto as Exhibit "A" for Ituran, and as Exhibit "B" for Teletrac)
prior to such employee's receipt of the Information; and (ii) recipient shall provide to each such employee written notice of such employee's obligations under the recipient/employee nondisclosure agreement, with a specific reference in such notice being made to the applicability of said nondisclosure agreement to the Project.

If there is any violation of this Agreement by any current or former employee of recipient, recipient shall immediately notify the other party and shall, at recipient's sole cost and expense, pursue the enforcement of the recipient/employee nondisclosure agreement against any such current or former employee. The recipient shall be fully liable to the other party for any damages caused to the other party as a result of the breach of a recipient/employee nondisclosure agreement by a current or former employer of recipient, provided that recipient's negligence contributed to the breach by the current or former employee.

4. The recipient of Information shall not copy, reproduce, or reverse engineer any hardware, computer program, tape, disk, or other Information which may be provided pursuant to this Agreement other than as expressly authorized in the
License Agreement.

5. The recipient of Information under this Agreement shall have no obligation to preserve the confidential or proprietary nature of any Information which:

a. was previously known to the recipient free of any obligation to keep it confidential/proprietary; or

b. is disclosed to third persons by the disclosing party without restriction; or

c. is or becomes publicly available by other than unauthorized disclosure; or

d. is independently developed by the recipient, except when such development is prohibited by the terms of the License Agreement.

6. Nothing contained herein shall be construed to preclude the recipient from disclosing any Information pursuant to a lawful subpoena or other civil process having the compulsion of law, except that in such case the recipient shall promptly notify the disclosing party prior to such disclosure or submission so that it may appear and defend its interests in a timely manner.

7. The Information shall be deemed the property of the party which provides it, and unless the recipient is permitted by the License Agreement to retain said
Information, the recipient shall,

                                       28

upon request, promptly return to the providing party all Information in its possession that is in a tangible form and will not retain copies, extracts, plans, schematics, or other reproductions in whole or in part of such
Information. Unless based on Information that may be retained by recipient pursuant to the License Agreement, all documents, memoranda, notes, and other writings whatsoever prepared by the recipient based on the Information shall be destroyed and such destruction shall be certified in writing to the providing party by an authorized officer supervising such destruction.

8. Nothing contained in this Agreement shall be construed as granting or conferring any rights by license or otherwise in any Information disclosed to either party.

9. All Information disclosed in the course of the Project will be provided under the terms of the License Agreement. Each party agrees that all remedies and damages that night otherwise be available to a party for claims arising out of or related to this Agreement or to the use of the Information shall be subject to the limitations set forth in the License Agreement, including, but not limited to the limitation of liability set forth in Section 14 of the License
Agreement.

10. Information provided to either party hereunder does not, and is not intended to, represent a commitment by the other party to license, purchase, or sell any products or services or enter into a business relationship. If any party desires to pursue business opportunities stemming herefrom, the parties will execute a separate written agreement to govern such business relationship.

11. Section 18, 21.1.2, 21.3 through 21.11, 21.13, 21.14, 21.15, and the applicable dispute resolution provisions of Section 19 of the License Agreement are hereby incorporated by reference in this Agreement, and all references to the "License Agreement" in such Sections shall be deemed to be references to this "Agreement" for purposes of this Agreement.

12. This Agreement, together with the License Agreement, constitutes the entire agreement of the parties with respect to the matters that are the subject of this Agreement and supersede any and all prior negotiations, correspondence, understandings, and agreements between the parties with respect to the subject matter of this Agreement.

13. This Agreement shall continue until termination of the License Agreement;
provided however, that all obligations hereunder with respect to Information received prior to termination of cancellation shall survive the termination or cancellation of this Agreement for a period of five (5) years from such termination or cancellation.

14. Notwithstanding anything to the contrary contained herein, nothing in this
Nondisclosure Agreement shall prevent the parties from disclosing any of the terms or conditions or substance of the Licensing Agreement or related agreements or transactions to any third parties; provided that such terms, conditions and/or substance are not confidential or proprietary information as provided in paragraph 1 hereto.

15. This Nondisclosure Agreement may be executed in counterparts, each of which shall be an original as against any Party whose signature appears on such counterpart and all of which together shall constitute one and the same instrument.

                                       29

IN WITNESS THEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized representatives.

ITURAN USA, INC.

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------
Date:
     ---------------------------------

TELETRAC, INC.

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------
Date:
     ---------------------------------

                                       30

                                   EXHIBIT A
                                   ---------

                    ITURAN EMPLOYEE NONDISCLOSURE AGREEMENT
                    ---------------------------------------

                     UNDERTAKING CONCERNING CONFIDENTIALITY
                     --------------------------------------

I, the undersigned, ________________, I.D.____________ of _______________ hereby covenant towards Ituran USA, Inc., and towards any corporation controlled by it
(hereinafter "Ituran") as follows:

1. To keep absolutely secret, and, during the period of my employment and/or the provision by me of services to Ituran as well as subsequent thereto, to not disclose and not convey at any time whatsoever -- to any person and/or body whatsoever, any information, knowledge and confidential documents concerning
Ituran's plans and/or activities, and/or manufacturing procedures used therein, and/or concerning its products and/or the development thereof and/or any defense, commercial or industrial information owned by it and/or any professional secret whatsoever (all the foregoing being hereinafter referred to as the "Information"), coming to my knowledge, directly and/or indirectly, during the course of and in consequence of my employment and/or the provision of my services to Ituran.

2. Not to make any use of and not to convey the Information and/or any part thereof in any form and manner either personally or through others, directly or indirectly, at any time, and, not to make use of nor convey all or any of the
Information now and/or hereafter reaching my knowledge in the circumstances detailed above, without receiving the prior written consent of Ituran thereto.
In the event I wish to use the Information or any part thereof, I shall apply
Ituran with a request to grant me permission to do so in consideration of such payment and on the terms as shall be agreed upon between us in writing. Nothing herein contained shall affect my obligations under paragraph 6 hereof.

3. Not, after my employment and/or the performance of my task and/or providing the services provided by me to Ituran have been completed, to keep in my possession any document, instrument or item given to me and/or which has reached me by reason of my employment, performance of such task and/or provision of my services to Ituran.

4. a. I have read the section annexed hereto taken from the Penal Law Revision
(State Security, Foreign Relations and Official Secrets) Law, 3717-1957
(hereinafter "the Law") from which my obligation to keep information and secrets connected with the security of the State and reaching me either in writing or orally following the performance of my function is clear to me, and to refrain from conveying the same to the knowledge of any unauthorized person and/or body unless and to the extent that the performance of my task with which I am charged obliges me to do.

b. It is clear to me that if I fail to obey all or any of the provisions of the
Law, I shall be liable to prosecution and to the penalties prescribed in the
Law.

5. I am aware that the breach of my obligations under this Affidavit will cause damage to Ituran and which shall be entitled to obtain any legal remedy against me including for damages and compensation.

                                       31

6. As an integral part of these obligations by me to keep the Information absolutely secretly, I hereby undertake not, for a period of two years at least after the completion of my employment at Ituran, to work in those enterprises in the Netherlands which engage in the manufacture of products of the type in which
I engage in Ituran and which are in competition with Ituran.

7. I hereby confirm that I have read and understood the contents of this
Undertaking.

-----------------                   --------------------------
Date                                Signature

                                       32

                                   EXHIBIT B
                                   ---------

                   TELETRAC EMPLOYEE NONCOMPETITION AGREEMENT
                   ------------------------------------------

                    CONFIDENTIALITY AND INVENTIONS AGREEMENT
                    ----------------------------------------

In consideration of your employment by Teletrac, Inc., its affiliates, successors, or assigns (collectively referred to herein as the "Company"), or your being retained on a temporary basis to do work on behalf of the Company, either as an independent contractor or as an agency employee on assignment at the Company, you hereby enter into the following Confidentiality and Inventions
Agreement (the "Agreement").

1. Confidentiality.

(a) Confidential Information. You agree that the Company's business and success depend upon the development, use and protection of confidential and proprietary information (hereinafter referred to as "Confidential Information"), including, but not limited to, information relating to (i) the Company's trade secrets, products, equipment, inventions, discoveries, ideas, designs, processes, research, manufacturing techniques, production methods, technical, professional or scientific know-how, drawings, sketches, layouts, formulas, specifications, reports, software systems and processes, customer, vender or supplier lists, addresses, telephone numbers, contact persons, product or pricing information, methods of doing business or the like, (ii) information that is classified for purposes of national security, (iii) information that is the property of a client or any other person or entity that has a business relationship with the
Company, (iv) information that is designated by the Company as "Limited",
"Private" or "Confidential" or similarly designated, (v) marketing research and the Company's corporate and financial structure and operations and (vi)
communications by or to attorneys (including attorney-client privileged communications) and memos and other material prepared by attorneys or under their direction (including attorney work product).

(b) Non-Disclosure. You acknowledge that the Confidential information is secret, confidential and proprietary to the Company and will be (or has been) disclosed to you or obtained, discovered, created or developed by you in confidence and trust for the sole purpose of using the same for the sole benefit of the Company and its customers. You agree to hold such Confidential information in the strictest confidence in accordance with the provisions of this Agreement, and agree not to take or use for your own purposes or for the purposes of others, or to disclose or permit to be disclosed to any other person or entity for its own use or the use of any other persons or entities, any of the Confidential
Information either during your employment or after the termination of your employment (whether voluntary or involuntary), except as authorized in writing by the Company.

(c) Confidential Materials. You agree that all records, books, documents, materials and other media containing or relating to the Confidential
Information, or any copy thereof (the "Confidential Materials") are and will remain the Company's sole and exclusive property and that you will make no copies of them except as required in the course of your employment by the
Company. You agree to deliver immediately to the Company all property belonging to the

                                       33

Company, including Confidential Materials, in your possession or control in the event of the termination of your employment, whether voluntary or involuntary.

2. Inventions and Discoveries.

(a) Disclosure of Inventions and Discoveries, Grant of Rights to the Company.
You agree, without further consideration other than reimbursement of expenses to the extent hereinafter provided, to disclose in writing and assign to the
Company, and hereby grant to the Company the sole and exclusive ownership of, including the sole and exclusive right to reproduce, use, or disclose for any purpose, all right, title and interest in all ideas, designs, improvements, works of authorship, inventions and discoveries (including, without limitation, all reports, drawings, blueprints, data, software, writings, technical information or discoveries devised or conceived by you or by you jointly with others during any past, current or future employment with the Company), whether or not such inventions or discoveries are patentable or protectable by copyright, which relate at the time of conception or reduction to practice of the invention, to the Company's business or to actual or demonstrably anticipated research of the Company ("Inventions and Discoveries").

(b) Certain Inventions Excluded. The term "Inventions and Discoveries" does not include any ideas, designs, improvements, work of authorship, inventions or discoveries for which no equipment, supplies, facility or Confidential
Information or Confidential Materials was used and which was developed entirely on your own time, and which neither (a) relates to the business of the Company or to the Company's actual or demonstrably anticipated research or development, nor (b) results from any work you performed for the Company. In addition, the provisions of this Section 2 do not apply to the list of patented or unpatented, copyrighted or copyrightable inventions owned or controlled or conceived by you on the date of your entering employment, which inventions (including a description of any documents relating to the same or evidencing your rights therein) are specified on Exhibit A annexed hereto. If no such Exhibit is attached to this Agreement, you represent that no such inventions have been made by you on or prior to the date of this Agreement

(c) Company Property. You acknowledge that all Inventions and Discoveries are the sole and exclusive property of the Company and that you are required to disclose in writing and assign to the Company all Inventions and Discoveries.
All Inventions and Discoveries are the Company's property whether or not they are disclosed.

(d) Assignments. You agree to execute, acknowledge and deliver assignments, affidavits and other instruments prepared by the Company or its nominee and do such other things as will assist the Company or its nominee in obtaining, for the benefit of the Company or its nominee, ownership rights in Inventions and
Discoveries (including, without limitation, patents or copyrights relating to
Inventions and Discoveries) during the term of your employment and after termination of your employment (whether voluntary or involuntary). The expenses for which the Company or its nominee shall be obligated to reimburse you shall be limited to mailing charges and notary fees and to such payments to others that the Company or its nominee have given prior written authorization. You hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as your agents and attorney-in-fact to act for and on your behalf to

                                       34

execute any applications and documents required to obtain, renew or enforce copyrights, mask work rights, or patents for the Inventions and Discoveries.

3. Conflicting Agreements.

You have not entered into any assignment of inventions, confidentiality, or similar agreement other than those specified in Exhibit B annexed hereto (copies of which have been provided to the Company). You represent that your performance of all the terms of this Agreement and that your employment by the Company does not and will not breach any agreement to keep in confidence proprietary information acquired by you in confidence or trust prior to your employment to the Company. You have not brought and will not bring with you to the Company or use in performance of your responsibilities at the Company any equipment, supplies, or trade secret information of any former employer, which are not generally available to the public, unless you have obtained written authorization for their possession and use.

4. Non-competition During Employment.

You understand that the Company expects you to devote your full energies, efforts, and abilities to your employment with the Company. During your employment you shall not, without the express written consent of the Company, either as an independent contractor, employee, employer, consultant, agent, principal, partner, stockholder (holding shares representing more than ten percent of the voting control of a corporation), corporate officer, director, or in any other individual or representative capacity, engage or participate in any business that is in competition in any manner whatsoever with the business of the Company.

5. Unfair Competition; Non-Solicitation.

(a) Unfair Competition. You acknowledge and agree that the names and addresses of the Company's customers constitute Confidential Information and that the sale or unauthorized use or disclosure, either during or after the termination of your employment (whether voluntary or involuntary), of any of the Confidential
Information that you obtained during the course of your employment will constitute unfair competition. You agree not to engage in any unfair competition with the Company.

(b) Non-Solicitation. You agree that you will not, for a period of two years immediately following the termination of your employment, whether voluntary or involuntary, directly or indirectly, either (i) recommend that a competitor of the Company solicit for employment (or solicit for employment on behalf of a competitor of the Company) any employee of the Company or (ii) call on or solicit, or attempt to call on or solicit, any of the Company's customers with whom you become acquainted during the course of your employment by the Company in order to offer such customers products or services that compete with products or services being sold to such customers by the Company.

6. General Provisions.

(a) Breaches. You acknowledge that your failure to adhere to the terms of this
Agreement will cause the Company irreparable damage for which the monetary damages alone would be inadequate compensation. If there is a breach or threatened breach of any provision of this

                                       35

Agreement, you agree that the Company is entitled to injunctive relief without posting a bond or other security, in addition to all other remedies. If any legal action is brought to enforce the terms of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees from the other party, in addition to any other relief to which the prevailing party may be entitled.

(b) Changes. All changes to this Agreement will be effective only if they are in writing and signed by you and the Company's Chief Executive Officer.

(c) Governing Law. This Agreement shall be governed by the laws of the State in which you are employed without regard to the choice of law provisions thereof.

(d) Entire Agreement. This Agreement is our entire agreement and understanding and superseded all other agreements, whether written, oral express or implied concerning the subject matter of this Agreement. Neither you nor the Company has made any representation to the other relating to the matters covered by this
Agreement that are not set forth in this Agreement. No waiver by you or the
Company of any failure to perform any obligation under this Agreement shall constitute a waiver of further obligations.

(e) Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable, all other provisions, sections or parts of this
Agreement that can be effective without such invalid, illegal or unenforceable provision shall, nevertheless, remain in full force and effect to the extent permitted by law of the state in which you are employed.

(f) Binding Effect; Assignment. This Agreement shall be binding upon you, your heirs, executors and administrators, and shall inure to the benefit of the
Company, its successors and assigns. This Agreement (i) shall not be assignable by you without the Company's prior written consent and (ii) may be assigned by the Company without your consent to any successor in interest to substantially all of the assets or business of the Company (whether by merger, sale of stock or assets or otherwise.)

(g) Review. You agree that you have had a full opportunity to discuss the terms and conditions of this Agreement, that you have had the opportunity to review and analyze this Agreement, that you have been advised to have independent counsel to do so, that you fully and completely understand all of the terms and conditions of this Agreement and that you are signing this Agreement voluntarily, freely and knowingly.

                                       36

(h) Effective Date. This Agreement shall be effective as of the first day of your employment with the Company.

ACCEPTED AND AGREED                         Very truly yours,
                                            TELETRAC, INC.

-----------------------------------
Print employee name                         By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

                         /                  Dated:
-----------------------------------               ------------------------------
Signature                Date

                                       37

                    CONFIDENTIALITY AND INVENTIONS AGREEMENT
                    ----------------------------------------

                                  EXHIBIT "A"

                              EXCLUDED INVENTIONS

ACCEPTED AND AGREED                          TELETRAC, INC.

                                             By:
--------------------------------------          --------------------------------
Employee Signature

                                             Title:
--------------------------------------             -----------------------------
Print Employee Name

Dated:                                       Dated:
      --------------------------------             -----------------------------

                                       38

                                   EXHIBIT C

                       RLS LICENSED TECHNICAL INFORMATION

A brief description of Teletrac's radio location system technical information library is attached. The description sets out the format of the information as being either HC (hard copy) EC (electronic copy or both. The assigned document number is indicated as is the status on the current revision, if any. The title, use description, author and other comments are also indicated.

                                       39



------------------------------------------------------------------------------------------------------------------------------------
HC      EC         Doc          Rev        Date           Type           Title
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
X       X          900-0003     00         10/18/91                      Teletrac Technical Glossary
------------------------------------------------------------------------------------------------------------------------------------
X                  900-0004     00                                       Teletrac Writers' Style Guide
------------------------------------------------------------------------------------------------------------------------------------
X                  900-0101     00         12/08/90                      Standard Format for Internal Documentation
------------------------------------------------------------------------------------------------------------------------------------
X       X          900-0103     D0         1/4/93                        Software Requirements Specification Document Preparation
                                                                         Description
------------------------------------------------------------------------------------------------------------------------------------
X                  900-0106     Input      7/27/92                       Software Quality Assurance Manual
------------------------------------------------------------------------------------------------------------------------------------
X                  900-0107     Input      7/28/92                       Software Configuration Management Manual
------------------------------------------------------------------------------------------------------------------------------------
X                  900-0109     B0         9/14/93        System Spec    Horizon System Specification
------------------------------------------------------------------------------------------------------------------------------------
        X          900-0110     review     7/1/93                        Simon RF Software Detailed Design Specification
------------------------------------------------------------------------------------------------------------------------------------
X       X          900-0111     01         7/1/92                        Software Standards and Guidelines
------------------------------------------------------------------------------------------------------------------------------------
        X          900-0119     review     9/1/93                        Horizon II Proposal
------------------------------------------------------------------------------------------------------------------------------------
X       X          900-0123     A0         11/11/94       System Spec    RCM_B and Long Inbound Messaging Analysis and System
                                                                         Specification
------------------------------------------------------------------------------------------------------------------------------------
X       X          900-0125     00         3/17/97        System Spec    Specification for Inbound Messaging
------------------------------------------------------------------------------------------------------------------------------------
        X          905-0107     prelim     7/15/94        Software Req   Simon-RF Software Requirements Specification
------------------------------------------------------------------------------------------------------------------------------------
X       X          905-0109     00         4/16/98                       Air Interface Specification and Subscriber Unit Minimum
                                                                         Requirements
------------------------------------------------------------------------------------------------------------------------------------
        X          905-0408     00         1/20/97        Install        WINSMC Installation & Operations Guide
------------------------------------------------------------------------------------------------------------------------------------
        X          905-0409     00         3/2/98         Operations     Adding Reciever Sites with QNX
------------------------------------------------------------------------------------------------------------------------------------
        X          905-0410     00         3/6/98         Operation      Adding Transmit Sites with QNX
------------------------------------------------------------------------------------------------------------------------------------
X                  905-0605     00         2/7/92         Training       Quser Training Guide
------------------------------------------------------------------------------------------------------------------------------------
        X          906-0115     00         1/11/93        Software Req   Message Manager Software Requirements Specification
------------------------------------------------------------------------------------------------------------------------------------
        X          905-0623     00         9/28/96                       Simon-RF Subsystem Overview
------------------------------------------------------------------------------------------------------------------------------------
        X          906-0108     A0         2/11/93        Software Req   Quser Software Requirements Specification
------------------------------------------------------------------------------------------------------------------------------------
        X          910-0102     D0         11/2/94                       VLS-Quser Communication Protocol
------------------------------------------------------------------------------------------------------------------------------------
        X          910-0104     00         5/24/94        I/F Spec       CVLS-Quser Interface Specification
------------------------------------------------------------------------------------------------------------------------------------
        X          910-0401     M0         2/16/94                       ETAK Mapbases
------------------------------------------------------------------------------------------------------------------------------------
        X          912-0105     Draft      10/18/96       Software Spec  WinFleet 1.0 Feature Requirement Specifications
------------------------------------------------------------------------------------------------------------------------------------
        X          913-0604     00         9/18/96                       Fleet Reporter Service Guide
------------------------------------------------------------------------------------------------------------------------------------
X                  915-0303     draft      11/15/90                      GPS Site Survey Procedure
------------------------------------------------------------------------------------------------------------------------------------
X                  915-0304     none       1/29/91                       GPS Site Survey Procedures (Short Version)
------------------------------------------------------------------------------------------------------------------------------------
X                  915-0305     none       1/28/91                       GPS Antenna Installation
------------------------------------------------------------------------------------------------------------------------------------
X                  915-0306     draft      8/30/90                       Grounding, Lightning and AC Surge Protection
------------------------------------------------------------------------------------------------------------------------------------
X                  915-0608     00         9/18/92                       How to Conduct a GPS Survey for Project Managers and
                                                                         Field Engineers
------------------------------------------------------------------------------------------------------------------------------------
X                  916-0102     00         2/14/97        Software Req   RSSW Software Requirements Specification
------------------------------------------------------------------------------------------------------------------------------------
        X          916-0103     H2         9/15/94                       RSSW Communication Protocol
------------------------------------------------------------------------------------------------------------------------------------
        X          916-0104     00         10/13/94                      Universal Message Receiver Unit (UMR) Technical Definition
------------------------------------------------------------------------------------------------------------------------------------
        X          916-0202     none       9/1/93         Test           Base Station Test Procedure
------------------------------------------------------------------------------------------------------------------------------------
X                  916-0401     review     5/27/93        References     RSSW User Reference
------------------------------------------------------------------------------------------------------------------------------------
X                  915-0501     none       2/92                          RSU Field Technicians Guide
------------------------------------------------------------------------------------------------------------------------------------
        X          916-0503     00         11/30/93                      Base Station Lightening Protection Modification Procedures
------------------------------------------------------------------------------------------------------------------------------------
X                  917-0102     draft      8/24/90                       Simulcast Network Specification
------------------------------------------------------------------------------------------------------------------------------------
        X          917-0303     01         3/3/96         Installation   SPCU Setup Procedure
------------------------------------------------------------------------------------------------------------------------------------
X                  917-0601     00         2/7/92         Training       GPS Receiver, Odolics Model 325 SATSYNC Training Guide
------------------------------------------------------------------------------------------------------------------------------------
X                  917-0602     00         4/6/92         Training       Transmitter and Controller Training Guide
------------------------------------------------------------------------------------------------------------------------------------
X                  917-0603     00         2/14/92        Test           Simulcast Test Software SPX Training Guide
------------------------------------------------------------------------------------------------------------------------------------
X                  917-0504     00         ?              Training       Simulcast Paging Network
------------------------------------------------------------------------------------------------------------------------------------
X                  921-0102     00         9/5/94                        Multi-Zone Calibration Normalization Software Design Spec
------------------------------------------------------------------------------------------------------------------------------------
X                  921-0202     none       9/91           Test           Calibration Transmitter Unit Installation and Test
                                                                         Procedure
------------------------------------------------------------------------------------------------------------------------------------
        X          921-0302     A0         9/1/31         Upgrade        CTU Metro Code Upgrade Instructions
------------------------------------------------------------------------------------------------------------------------------------
        X          925-0101     11.C       6/30/93        Requirements   VLU Second Generation Requirements
------------------------------------------------------------------------------------------------------------------------------------
        X          925-0102     00         9/14/94        I/F            Peripheral Equipment Interface Requirements Specification
                                                          Requirement
------------------------------------------------------------------------------------------------------------------------------------
X                  925-0205     none       3/91           Test           Antenna Return Loss Test Acceptance Test
------------------------------------------------------------------------------------------------------------------------------------
X                  927-0102     00                        Hardware Spec  Status Messaging Terminal Requirements
------------------------------------------------------------------------------------------------------------------------------------
X                  927-0103     00                        Hardware Spec  Display Messaging Terminal Requirements
------------------------------------------------------------------------------------------------------------------------------------
        X          927-0104     01         6/16/93        I/F Req        MDT Interface Preprocessor User Interface Reqmt Specs
------------------------------------------------------------------------------------------------------------------------------------
        X          927-0106     Draft      4/19/98        Hardware Spec  Vehicle Location Transceiver Corporate Application (CVLU)
------------------------------------------------------------------------------------------------------------------------------------
X                  927-0201     00         9/18/96        Test           Status Messaging Terminal Test Procedures
------------------------------------------------------------------------------------------------------------------------------------
                   927-0308     00         1/12/98        Installation   SMT II Installation and Operation Guide
------------------------------------------------------------------------------------------------------------------------------------
        X          927-0401     00         6/23/93        Programming    Message Display Terminal Programming Guide
------------------------------------------------------------------------------------------------------------------------------------
        X          927-0402     00         6/23/93        Programming    CVLU Programming Guide
------------------------------------------------------------------------------------------------------------------------------------
        X          927-0403     00         10/3/96        Installation   Status Messaging Terminal (SMT) Operation and
                                                                         Installation Instructions
------------------------------------------------------------------------------------------------------------------------------------
                   928-0101     00         5/6/97                        Personal Location Unit
------------------------------------------------------------------------------------------------------------------------------------
        X          928-0102     00         6/22/94                       Personal Locator Monitor Functional Spec
------------------------------------------------------------------------------------------------------------------------------------
                   930-0401     00         2/10/99        User Manual    SimonClient User Manual
------------------------------------------------------------------------------------------------------------------------------------
X                  931-5002     A          5/92                          Base Station Tester Operators Guide
------------------------------------------------------------------------------------------------------------------------------------
        X          1000-0101    00         4/6/95                        Simon 2000 System Specifications
------------------------------------------------------------------------------------------------------------------------------------
X                  1000-0201    00         7/10/97        Test           Communications and Messaging Test Plan for the Teletrac
                                                                         Simon System
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        X          1110-0101    00         8/14/95                       Traccess Requirements Specification Doo
------------------------------------------------------------------------------------------------------------------------------------
        X          1111-0101    00         11/14/95       SRS            Traccess II Connection Specification
------------------------------------------------------------------------------------------------------------------------------------
        X          1140-0101    00         4/12/95        SRS            QNX Wan Interface Server (QWIS) Software Requirements
                                                                         Specification
------------------------------------------------------------------------------------------------------------------------------------
        X          1210-0101    00                        SRS            Request Manager Software Design Specification
------------------------------------------------------------------------------------------------------------------------------------
X                  1220-0101    00         7/12/95        SDS            Scheduler Software Design Specification
------------------------------------------------------------------------------------------------------------------------------------
X                  1240-0101    00         7/12/95        SDS            Recieve Site Interface Software Design Specification
------------------------------------------------------------------------------------------------------------------------------------
X                  1250-0101    00         7/12/95        SDS            Inbound Transmission Handler Software Design Specification
------------------------------------------------------------------------------------------------------------------------------------
        X          1280-0101    00                        SDS            Post Processor Software Design Specification
------------------------------------------------------------------------------------------------------------------------------------
        X          1310-0101    00         2/23/99        SRS            SQL Database QNX API
------------------------------------------------------------------------------------------------------------------------------------
        X          1310-0102    00         2/17/99                       Current Schema for MSSQL Current Database
------------------------------------------------------------------------------------------------------------------------------------
X                  1330-0101    00         2/17/99        SRS            Software Requirements Spec for Performance Analysis System
------------------------------------------------------------------------------------------------------------------------------------
X                  1340-0101    00         8/4/96         SRS            Event Logger - QNX to Windows Interface
------------------------------------------------------------------------------------------------------------------------------------
        X          1410-0201    00         9/97                          MRPF ATP
------------------------------------------------------------------------------------------------------------------------------------
        X          1420-0202    00         7/17/97                       TOA Processor ATP
------------------------------------------------------------------------------------------------------------------------------------
        X          1420-0203    00         7/7/97                        GMIO ATP
------------------------------------------------------------------------------------------------------------------------------------
                   1420-0204    00         7/27/97                       GGSP - MPRF Communication Protocol ATP
------------------------------------------------------------------------------------------------------------------------------------
        X          1420-0401    00         3/24/97                       Integrated Base Station Software User Interface Design
                                                                         Document (IBSSW User's Guide)
------------------------------------------------------------------------------------------------------------------------------------
        X          1510-0101    00         4/14/98                       COPD Manager Functional Requirements for OpenTrac
------------------------------------------------------------------------------------------------------------------------------------
X                  1520-0101    00         12/28/96       SRS            Episode Management System Requirements
------------------------------------------------------------------------------------------------------------------------------------
        X          1540-0001    00         3/24/98                       Recommendations on Differential GPS Implementations for
                                                                         OpenTrac
------------------------------------------------------------------------------------------------------------------------------------
        X          1540-0201    00         10/6/98                       Engineering Test Plan - OpenTrac System
------------------------------------------------------------------------------------------------------------------------------------
X                  1610-0101    00         11/19/98       SRS            Software Requirements Specification for the OpenTrac
                                                                         Mobile Unit (OMU)
------------------------------------------------------------------------------------------------------------------------------------
X                  1610-0102    00         5/29/97                       Hardware Requirements Specification for the Pilot HVLU
------------------------------------------------------------------------------------------------------------------------------------
X                  1610-0103    00         12/15/98                      OMU Sleep Mode Requirements
------------------------------------------------------------------------------------------------------------------------------------
        X          1610-0104    00         7/16/98                       Requirement Specification for the Production OMU
------------------------------------------------------------------------------------------------------------------------------------
        X          1610-0105    00         10/4/98                       Hardware Requirement Specification for the OpenTrac
                                                                         Mobile Unit (OMU)
------------------------------------------------------------------------------------------------------------------------------------
        X          1610-0106    00         5/12/98                       Communication Interface Specification for the OpenTrac
                                                                         Mobile Unit
------------------------------------------------------------------------------------------------------------------------------------


                                       40



----------------------------------------------------------------------------------------------------
Description                               Comments                           Author
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                             Drew Bradford
----------------------------------------------------------------------------------------------------
Shows usage of commonly used ambiguous                                       Drew Bradford
terms.
----------------------------------------------------------------------------------------------------
                                                                             Natalie/Drew
----------------------------------------------------------------------------------------------------
Defines and describes the standard                                           Joy Tamanaha
format for Software Requirements
Specification Documents
----------------------------------------------------------------------------------------------------
                                          no electronic copy                 Joy Tamanaha
----------------------------------------------------------------------------------------------------
                                          no electronic copy                 Joy Tamanaha
----------------------------------------------------------------------------------------------------
                                                                             Joy Tamanaha
----------------------------------------------------------------------------------------------------
                                                                             Joy Tamanaha
----------------------------------------------------------------------------------------------------
                                                                             Joy Tamanaha
----------------------------------------------------------------------------------------------------
Engineering document describing           Later revision in the EWP.         Joy Tamanaha
resources needed, schedule, etc.
----------------------------------------------------------------------------------------------------
                                                                             Emmanuel
----------------------------------------------------------------------------------------------------
                                                                             Darwin Thompson
----------------------------------------------------------------------------------------------------
                                                                             Joy Tamanaha
----------------------------------------------------------------------------------------------------
Originally produced in 8/16/94                                               Darwin Thompson
----------------------------------------------------------------------------------------------------
WinSMC Workstation setup and howto guide                                     Ed Peterson
----------------------------------------------------------------------------------------------------
                                                                             Fred Anderson
----------------------------------------------------------------------------------------------------
                                                                             Fred Anderson
----------------------------------------------------------------------------------------------------
Training course for PTT FEs.  Bullets                                        Rex Frye
ideas to be covered by an experienced
Quser user.  Also includes information
for trainee.
----------------------------------------------------------------------------------------------------
                                                                             Joy Tamanaha
----------------------------------------------------------------------------------------------------
Overview/Background of Simon Rack                                            Barry Atkinson, Ed
                                                                             Hurst, Jim Nie, Jim
                                                                             Forman, Alice Kwok
----------------------------------------------------------------------------------------------------
                                                                             Joy Tamanaha
----------------------------------------------------------------------------------------------------
                                                                             Joy Tamanaha
----------------------------------------------------------------------------------------------------
Version of the VLS-Quser Protocol Jeff
updated to give to outsiders.
----------------------------------------------------------------------------------------------------
Gives the name and latitude/longitude                                        Joy Tamanaha
coordinates of each mapbase, for use
with VLS software, includes Atlanta,
Chicago, Dallas/Fort Worth, Detroit,
Hong Kong, Houston, Los Angeles, Miami,
New York, Nordrhein Region - West
Germany, Phoenix, Riverside
----------------------------------------------------------------------------------------------------
                                                                             Chuyen Dong
----------------------------------------------------------------------------------------------------
Training guide for CC members to run                                         Joe Crevino
Winfax machine
----------------------------------------------------------------------------------------------------
                                                                             Ray/Florin
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                             Ray Campbell
----------------------------------------------------------------------------------------------------
Training course for PTT FEs.                                                 Florin Stelzer
----------------------------------------------------------------------------------------------------
                                                                             Ed Hurst
----------------------------------------------------------------------------------------------------
                                                                             Joy Tamanaha
----------------------------------------------------------------------------------------------------
                                                                             Gary Russel
----------------------------------------------------------------------------------------------------
                                          .                                  Richard La Porte
----------------------------------------------------------------------------------------------------
Describe displays and controls of RSSW                                       Joy Tamanaha
and fields, as used in the Control
Center.
----------------------------------------------------------------------------------------------------
                                          JDs, numbered 931-5001             Richard La Porte
----------------------------------------------------------------------------------------------------
                                                                             Bill Koppel
----------------------------------------------------------------------------------------------------
                                                                             Bob Hopkins
----------------------------------------------------------------------------------------------------
                                                                             Fred Anderson
----------------------------------------------------------------------------------------------------
Training course for PTT FEs.                                                 Abel Monies
----------------------------------------------------------------------------------------------------
Training course for PTT FEs.                                                 Norm Leggett
----------------------------------------------------------------------------------------------------
Training course for PTT FEs, includes                                        Bill Goshay
discussion topics to be covered by
experienced user.
----------------------------------------------------------------------------------------------------
A training document - describes the                                          ?
Simulcast Paging Network in some
technical detail, at the level of a
Field Engineer or a Software Engineer.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                          JDs
----------------------------------------------------------------------------------------------------
Provides instruction to Metros on how                                        Joy Tamanaha
to perform a hardware upgrade at the
sites.
----------------------------------------------------------------------------------------------------
Requirement specification for second      There is a memo about voice
generation VLU - includes both SVLU and   requirements that goes along
CVLU requirements.                        with this.  Hard copy in library.
----------------------------------------------------------------------------------------------------
                                                                             Darwin Thompson
----------------------------------------------------------------------------------------------------
Acceptance test for hidden antenna.       JDs                                Richard La Porte
----------------------------------------------------------------------------------------------------
(I think it should be "Status Message                                        Joy Tamanaha (Massoud)
Terminal requirements")
----------------------------------------------------------------------------------------------------
(I think should be "Data Message                                             Joy Tamanaha (Massoud)
Terminal Requirements")
----------------------------------------------------------------------------------------------------
Describes user interface requirements                                        Joy Tamanaha
for s/w used by customer to program
Message Display Terminal.
----------------------------------------------------------------------------------------------------
                                                                             Darwin Thompson
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Installation & Operation guide                                               Mike Case
----------------------------------------------------------------------------------------------------
How to program the MDT                                                       Florin Stelzer
----------------------------------------------------------------------------------------------------
For use by Product Support personnel to                                      Joy Tamanaha
enable certain CVLU programming options.
----------------------------------------------------------------------------------------------------
                                                                             Michael Case
----------------------------------------------------------------------------------------------------
                                                                             Darwin Thompson
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Instructions on how to use the Simon      Bill Goshay
Client Database
----------------------------------------------------------------------------------------------------
                                          JDs, misnumbered.
----------------------------------------------------------------------------------------------------
                                                                             Technocom
----------------------------------------------------------------------------------------------------
Outline a plan for testing the                                               Technocom
messaging and end to end communications
of the Teletrac Simon system
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                             Chuyen Dong
----------------------------------------------------------------------------------------------------
                                                                             Chuyen Dong
----------------------------------------------------------------------------------------------------
                                                                             Chuyen Dong
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                             Mark Sasson
----------------------------------------------------------------------------------------------------
                                                                             Chuyen Dong
----------------------------------------------------------------------------------------------------
                                                                             David Wiley
----------------------------------------------------------------------------------------------------
                                                                             Mark Sasson
----------------------------------------------------------------------------------------------------
This document contains procedures for                                        Tadiran
testing of MPRF unit (RF portion of the
IBSU vehicle location system).
----------------------------------------------------------------------------------------------------
This document defines the TOA processor                                      Tadiran
tests procedures that should verify the
performance TOA board.  The UMR test
procedure is divided to some tests
groups.  This partition is matched to
the functionality structure of the TOA
processor.
----------------------------------------------------------------------------------------------------
This document defines the GMIO tests                                         Tadiran
procedures that verify the performance
of GMIO board.
----------------------------------------------------------------------------------------------------
This document defines the GGSP-MPRF
tests procedures that should verify the
performance of GGSP-MPRF Communication
Channel.
----------------------------------------------------------------------------------------------------
                                                                             Ed Hurst
----------------------------------------------------------------------------------------------------
                                                                             Technocom
----------------------------------------------------------------------------------------------------
                                                                             David Wiley
----------------------------------------------------------------------------------------------------
                                                                             Technocom
----------------------------------------------------------------------------------------------------
                                                                             Technocom
----------------------------------------------------------------------------------------------------
                                                                             Technocom
----------------------------------------------------------------------------------------------------
                                                                             Technocom
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                             Technocom
----------------------------------------------------------------------------------------------------
                                                                             Technocom
----------------------------------------------------------------------------------------------------
                                                                             Technocom
----------------------------------------------------------------------------------------------------


Draft    Never formatted by us and not formally released. Our only copy may have handwritten notes on it.
None     No revision was ever assigned. Usually the old documents.
Input    Have the rough input, but it needs to be formatted and edited.
NA       The document does not need a revision, like some training documents or collections of documents.
Review   Formatted by us and sent out for review, but not formally released.

                                       41